PART B

STATEMENT OF ADDITIONAL INFORMATION

EMERGING MARKETS EQUITY FUND

ENHANCED LARGE CAP FUND

GROWTH EQUITY FUND

INCOME EQUITY FUND

INTERNATIONAL GROWTH EQUITY FUND

LARGE CAP VALUE FUND

MID CAP GROWTH FUND

SELECT EQUITY FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

TECHNOLOGY FUND

ARIZONA TAX-EXEMPT FUND

BOND INDEX FUND

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

CALIFORNIA TAX-EXEMPT FUND

FIXED INCOME FUND

GLOBAL FIXED INCOME FUND

HIGH YIELD FIXED INCOME FUND

HIGH YIELD MUNICIPAL FUND

INTERMEDIATE TAX-EXEMPT FUND

SHORT-INTERMEDIATE TAX-EXEMPT FUND

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

TAX-EXEMPT FUND

U.S. GOVERNMENT FUND

CALIFORNIA MUNICIPAL MONEY MARKET FUND

MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET FUND

U.S. GOVERNMENT SELECT MONEY MARKET FUND

NORTHERN FUNDS

(THE “TRUST”)

This Statement of Additional Information dated July 31, 2009 (the “Additional Statement”) is not a prospectus. This Additional Statement should be read in conjunction with the Prospectuses dated July 31, 2009, as amended or supplemented from time to time, for the California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund (collectively, the “Money Market Funds”), Arizona Tax-Exempt Fund, Bond Index Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Emerging Markets Equity Fund, Enhanced Large Cap Fund, Fixed Income Fund, Global Fixed Income Fund, Growth Equity Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Income Equity Fund, Intermediate Tax-Exempt Fund, International Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Short-Intermediate Tax-Exempt Fund, Short-Intermediate U.S. Government Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Exempt Fund, Technology Fund and U.S. Government Fund (collectively, the “Non-Money Market Funds,” and together with the Money Market Funds, the “Funds”) of Northern Funds (the “Prospectuses”). Copies of the Prospectuses may be obtained without charge from The Northern Trust Company (the “Transfer Agent”) by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The audited financial statements and related reports of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2009 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated by reference herein. Copies of the annual reports may be obtained upon request and without charge by calling 800-595-9111 (toll-free).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or Northern Trust. An investment in a Fund involves investment risks, including possible loss of principal. Although each of the Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

Northern Funds (the “Trust”) is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), except the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Global Fixed Income Fund and California Municipal Money Market Funds, which are classified as non-diversified.

Each Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the “Trust Agreement”). The Trust also offers additional equity funds and fixed income funds and equity index funds, which are not described in this document.

INVESTMENT OBJECTIVES AND STRATEGIES

The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objective of each Fund may be changed without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectuses, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL” and together with NTI, the “Investment Adviser”) to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies.

With respect to the Emerging Markets Equity Fund, Enhanced Large Cap Fund, Growth Equity Fund, Income Equity Fund, International Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Technology Fund, Bond Index Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, U.S. Government Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund, to the extent required by the Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in a Fund’s policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. With respect to the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, Tax-Exempt Fund, California Municipal Money Market Fund and Municipal Money Market Fund, such Funds’ policies to invest at least 80% of their net assets in tax-exempt investments as described are fundamental policies that may not be changed without shareholder approval. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase.

MONEY MARKET FUNDS - California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund (the “Money Market Funds”)

California Municipal Money Market Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax.

Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing only in high-quality money market instruments.

Municipal Money Market Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments.

U.S. Government Money Market Fund has the same objective as the Money Market Fund but invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities.

U.S. Government Select Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

FIXED INCOME FUNDS - Bond Index Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Short-Intermediate U.S. Government Fund, U.S. Government Fund (the “Fixed Income Funds”)

Bond Index Fund seeks to provide investment results approximating the overall performance of the securities included in the Barclays Capital U.S. Aggregate Index. The Fund will maintain a dollar-weighted average maturity consistent with the Index, which currently has a range of between five to ten years.

Fixed Income Fund seeks to provide a high level of current income from bonds and other fixed-income securities. The Fund’s average maturity is anticipated to range between five and fifteen years. This Fund generally presents greater risk and reward potential than the U.S. Government Fund and the Short-Intermediate U.S. Government Fund.

Global Fixed Income Fund seeks to maximize total return consistent with reasonable risk while investing in securities of issuers located in a number of different countries (one of which may be the U.S.). The Fund’s average maturity is anticipated to range between three and eleven years. Total return is comprised of current income and value fluctuations from investing in bonds and other fixed-income securities of foreign issuers.

High Yield Fixed Income Fund seeks a high level of current income. In seeking current income, the Fund also may consider the potential for capital appreciation. In pursuing its investment objective, the Fund invests in high yield fixed-income instruments.

High Yield Municipal Fund seeks a high level of current income exempt from regular federal income tax.

Short-Intermediate U.S. Government Fund seeks to provide high current income from U.S. government securities. The Fund’s dollar-weighted average maturity is anticipated to range between two and five years. It is designed for investors who seek greater principal stability than generally is available from higher yielding corporate bonds.

U.S. Government Fund seeks high current income from U.S. government securities. The Fund’s dollar-weighted average maturity is anticipated, under normal market conditions, to range between one and ten years. It is designed for investors who seek greater principal stability than generally is available from higher yielding corporate bonds.

TAX-EXEMPT FUNDS - Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, Tax-Exempt Fund (the “Tax-Exempt Funds”)

Arizona Tax-Exempt Fund seeks to provide high current income exempt from regular federal income tax and Arizona state personal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.

California Intermediate Tax-Exempt Fund seeks to provide high current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments with an expected average maturity of three to ten years.

California Tax-Exempt Fund seeks to provide high current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.

Intermediate Tax-Exempt Fund seeks to provide high current income exempt from regular federal income tax by investing in a broad range of municipal instruments with an expected average maturity of three to ten years.

Short-Intermediate Tax-Exempt Fund seeks to provide high current income exempt from regular federal income tax by investing in a broad range of municipal instruments with an expected average maturity of one to five years.

Tax-Exempt Fund seeks to provide high current income exempt from regular federal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.

EQUITY FUNDS - Emerging Markets Equity Fund, Enhanced Large Cap Fund, Growth Equity Fund, Income Equity Fund, International Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Technology Fund (the “Equity Funds”)

Emerging Markets Equity Fund seeks to provide investment results approximating the overall performance of the MSCI Emerging MarketsSM Index.

Enhanced Large Cap Fund seeks long-term growth of capital and dividend income.

Growth Equity Fund seeks to provide long-term capital appreciation by investing mainly in the equity securities of growth companies. It is designed for investors willing to accept above-average price volatility in search of long-term reward.

Income Equity Fund seeks to provide a high current income and, as a secondary objective, longer-term capital appreciation. The Fund invests in convertible and other equity securities.

International Growth Equity Fund seeks to provide long-term capital appreciation. The Fund offers the potential benefits of international diversification to investors willing to accept above-average price volatility while seeking long-term capital appreciation. While subject to additional risks such as currency fluctuations and the higher volatility of foreign securities, this Fund uses diversification in an effort to control risk. Any income is incidental to this objective.

Large Cap Value Fund seeks to provide long-term capital appreciation by investing at least 80% of its net assets in the equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time of investment, similar to the market capitalization of the companies in the Russell 1000® Value Index. The Fund invests in companies which the investment team believes are undervalued or overlooked by the market.

Mid Cap Growth Fund seeks to provide long-term capital appreciation by investing at least 80% of its net assets in the equity securities of medium capitalization companies. Medium capitalization companies generally are considered to be those whose market capitalization is, at the time of investment, similar to the market capitalization of the companies in the Russell Midcap® Growth Index. Any income is incidental to this objective.

Select Equity Fund is also for the more aggressive investor, seeking to provide long-term capital appreciation by investing principally in common stocks of companies its Investment Adviser believes to have superior growth characteristics. Any income is incidental to this objective.

Small Cap Growth Fund seeks to provide long-term capital appreciation by investing at least 80% of its net assets in the equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time of investment, similar to the market capitalization of the companies in the Russell 2000® Index. Any income is incidental to this objective.

Small Cap Value Fund seeks to provide long-term capital appreciation; any income is incidental to this objective. The Fund invests at least 80% of its net assets in the equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time of investment, similar to the market capitalization of the companies in the Russell 2000 Index.

Technology Fund seeks long-term capital appreciation by investing principally in equity securities of companies that develop, produce or distribute products and services related to technology. The Fund will, under normal market conditions, invest at least 80% of the value of its net assets in securities of companies principally engaged in technology business activities. An issuer is considered principally engaged in technology business activities if such issuer is classified as such by the Bloomberg Industry Classification or is listed in the NYSE Arca Tech 100SM Index, or any other comparable technology index. Companies engaged in businesses related to the following products and services also are considered by the Investment Adviser to be engaged in technology business activities whether or not they are classified as such or listed in a technology index: industrial and business machines; communications; computer hardware and software and computer services and peripheral products; electronics, electronic media; internet; television and video equipment and services; and satellite technology and equipment; semiconductors and alternative energy. In addition, the Fund may also invest in other technology businesses represented in the NYSE Arca Tech 100 SM Index, including but not limited to biotechnology, health care and health care equipment, aerospace and defense, and financial administration.

The NYSE Arca Tech 100 SM Index is a price-weighted index of 100 stocks and American Depositary Receipts (“ADRs“) drawn from several different technology subsectors, including but not limited to: computer hardware and software, semiconductors, telecommunications, electronics, aerospace and defense, health care and health care equipment, biotechnology and financial administration. Changes in the index may occur when the NYSE Arca Tech 100 SM Index chooses to modify its index or as mergers, acquisitions and failures dictate. Such changes may happen with fair regularity owing to the fast-changing nature of the technology industries.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”). To the extent consistent with their respective investment objectives and strategies, the Funds may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectuses, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fixed Income Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by certain Funds may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Funds will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds’ liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The extreme and unprecedented volatility and disruption currently impacting the capital and credit markets have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The Treasury has also: (i) established a new secured lending credit facility which will be available to Freddie Mac, Fannie Mae, and the Federal Home Loan Banks, which is intended to serve as a liquidity backstop, and which will be available until December 2009; and (ii) initiated a temporary program to purchase residential mortgage-backed securities issued by Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind,

(iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.

As a result of the economic recession that commenced in the U.S. in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than was historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

Asset-backed securities acquired by the Funds may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this Additional Statement. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this Additional Statement, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The portfolio turnover rate for the Mid Cap Growth Fund was significantly higher for the fiscal year ended March 31, 2009 than for the prior fiscal year. The increase in the portfolio turnover rate for the Mid Cap Growth Fund was due to a material restructuring of portfolio holdings. The portfolio turnover rates of the Short-Intermediate U.S. Government and U.S. Government Funds were significantly lower for the fiscal year ended March 31, 2009 than for the prior fiscal year end. The decrease in the portfolio turnover rates for the Short-Intermediate U.S. Government and U.S. Government Funds was due to a less active trading of U.S. Treasury holdings.

The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. For the fiscal year ended March 31, 2009, the turnover rates for the Funds (except for the Money Market Funds) are as follows:

Fund	Portfolio Turnover Rate
Emerging Markets Equity Fund	29.68%
Enhanced Large Cap Fund	100.07%
Growth Equity Fund	92.02%
Income Equity Fund	20.93%
International Growth Equity Fund	75.96%
Large Cap Value Fund	61.00%
Mid Cap Growth Fund	511.82%
Select Equity Fund	246.80%
Small Cap Growth Fund	299.24%
Small Cap Value Fund	36.95%
Technology Fund	140.14%
Arizona Tax-Exempt Fund	47.59%
Bond Index Fund	93.94%
California Intermediate Tax-Exempt Fund	30.72%
California Tax-Exempt Fund	53.88%
Fixed Income Fund	613.60%
Global Fixed Income Fund	96.46%
High Yield Fixed Income Fund	96.79%
High Yield Municipal Fund	33.97%
Intermediate Tax-Exempt Fund	135.72%
Short-Intermediate Tax-Exempt Fund	25.93%
Short-Intermediate U.S. Government Fund	1,169.80%
Tax-Exempt Fund	166.83%
U.S. Government Fund	1,055.57%

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Each Fund, including the Money Market Funds to the extent such obligations are U.S. dollar-denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of

Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by certain Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

CONVERTIBLE SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Tax-Exempt Funds (except the Short-Intermediate Tax-Exempt Fund), the Fixed Income Funds (except the Bond Index, Short-Intermediate U.S. Government and U.S. Government Funds) and Equity Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Investment Adviser may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds (other than the U.S. Government Select Money Market Fund) may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

DEMAND FEATURES AND GUARANTEES. To the extent consistent with its investment objective and strategies, each Money Market Fund may invest a significant percentage of its assets in securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively:

•	shorten the maturity of a variable or floating rate security,

•	enhance the security’s credit quality, and

•	enhance the ability to sell the security.

The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When a Fund purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund.

EQUITY SWAPS. The Equity Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s obligations, the Funds and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor’s® Rating Service (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”). If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

EUROPEAN DEPOSITARY RECEIPTS (“EDRs”). To the extent consistent with their respective investment objectives and strategies, the Funds may invest in EDRs and Global Depositary Receipts (“GDRs”). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fixed Income, Tax-Exempt and the Equity Funds are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Investment Adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, to the extent consistent with its investment objective and strategies, a Fund may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS – GENERAL. To the extent consistent with its investment objective and strategies, each Fund may invest in foreign securities, including bonds and other fixed-income securities of foreign issuers. Foreign bonds and fixed-income securities purchased by the Money Market Funds must be U.S. dollar-denominated. The Global Fixed Income, Emerging Markets Equity and International Growth Equity Funds intend to invest a substantial portion of their assets in foreign securities. In addition, the Fixed Income, Enhanced Large Cap, Growth Equity, High Yield Fixed Income, Income Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Value and Technology Funds are permitted to invest a substantial portion of their assets in foreign securities. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. The Money Market Fund also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. The holdings of the Funds, to the extent that they invest in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

To the extent consistent with their investment objective and strategies, the Bond Index Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Money Market Funds and each Equity Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although a Fund (other than the Money Market Funds) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of the Emerging Markets Equity Fund, Global Fixed Income Fund and International Growth Equity Fund (the “International Funds”) may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes” on page 116.

Investors should understand that the expense ratios of the International Funds can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

The Funds’ income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 116.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser.

Certain Funds may invest a significant percentage of their assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. Japan’s economy grew substantially after World War II. In recent years, however, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Japan has also experienced stagnant consumer demand and higher unemployment rates. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. In recent years, the credit rating of Japanese government debt has been downgraded as concern increased regarding the slow progress in implementing effective structural economic reform.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. The recent increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan’s manufactured exports, may affect Japan’s economy adversely. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters.

In November 2008, the Japanese economy officially slipped into a recession. Economists generally point to declining export growth and steep cuts in corporate spending amid the current global slowdown as the principal factors affecting the Japanese economy. The global recession has also hurt corporate profits, pushing many small businesses into bankruptcy. The decline in corporate profits, in turn, has led to decreases in corporate spending as well as declining wages and rising unemployment, further undermining the economy. The Japanese government has embarked upon various stimulus programs to revive the economy. It is uncertain at this point whether the stimulus programs undertaken thus far by the Japanese government will be successful in helping the economy recover.

This economic recession is likely compounded by Japan’s massive government debt, the aging and shrinking of the population, an unstable financial sector, low domestic consumption and certain corporate structural weaknesses. Japan’s aging and shrinking population increases the cost of the country’s pension and public welfare system and also lowers domestic demand, making Japan more dependent on exports.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

The common stock of many Japanese companies historically has traded at high price-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to compare the earnings and price-earnings ratios of Japanese companies with those of companies in other countries, especially the United States. In addition, Japan’s relatively high degree of equity security cross-holdings between banks and corporations sometimes distorts supply/demand conditions of certain securities. Such distortions may lead to higher price-earnings ratios in Japan than in other countries, although more recently the degree of such security cross-holdings has begun to diminish.

Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea. Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.

FOREIGN INVESTMENTS – EMERGING MARKETS. As noted in the Prospectus, the Emerging Markets Equity Fund invests its assets primarily in countries with emerging economies or securities markets. The Bond Index, Fixed Income, Global Fixed Income and High Yield Fixed Income Funds, and, to the extent permitted by their investment objectives and strategies, the Equity Funds, may also invest in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging countries are less liquid, subject to greater price volatility, have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Emerging Markets Equity Fund may invest and adversely affect the value of the Fund’s assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

A Fund may invest in former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

Certain emerging countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. There may be no significant foreign exchange market for certain currencies making it difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ investments denominated in such currencies. Some emerging countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar.

Many emerging countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

The Emerging Markets Equity Fund invests primarily in the equity securities included in the MSCI Emerging Markets Index. As of June 30, 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Countries in which the Emerging Markets Equity Fund may also invest, in addition to those countries in the MSCI Emerging Markets Index, include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Luxembourg, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

Countries in which the Funds may invest (to the extent permitted by their investment strategies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and the United States.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund, except the Money Market Funds, may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return or for liquidity management purposes.

The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes.

When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission’s (the “CFTC”) regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

In connection with a Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

For a further description of futures contracts and related options, see Appendix B to this Additional Statement.

ILLIQUID OR RESTRICTED SECURITIES. Each Money Market Fund may invest up to 10% (15% for Fixed Income, Tax-Exempt and Equity Funds) of its net assets in securities that are illiquid. The Funds may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INFLATION-INDEXED SECURITIES. The Fixed Income and Money Market Funds may invest in inflation-indexed securities, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common: the U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the security; most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Funds, however, distribute income on a monthly basis. Fund investors will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Fund.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.

INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS AND CURRENCY SWAPS. To the extent consistent with their respective investment objectives and strategies, the Funds, except the Money Market Funds, may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Funds, except for the Money Market Funds, also may enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e.; the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and its Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Funds’ limitations on illiquid investments.

When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Except for the High Yield Fixed Income Fund and the High Yield Municipal Fund (which are not subject to any minimum rating criteria), a Fund will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other affiliated and unaffiliated investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i)

limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

The Equity, Bond Index, Fixed Income, Global Fixed Income and High Yield Fixed Income Funds may invest uninvested cash in the Diversified Assets Portfolio of Northern Institutional Funds (“NIF”), an investment company which is advised by NTI, the U.S. Government and Short-Intermediate U.S. Government Funds may invest uninvested cash in the Government Portfolio of NIF and the Tax-Exempt Funds may invest uninvested cash in the Tax-Exempt Portfolio (together with the Diversified Assets Portfolio and Government Portfolio, the “Portfolios”) of NIF.

The Diversified Assets and Government Portfolios seek to maximize current income consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market funds. The Tax-Exempt Portfolio seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments. Each Portfolio and the respective Funds treat investments in the Portfolio as the purchase and redemption of that Portfolio’s Shares. Any Fund investing in a Portfolio pursuant to an exemptive order participates equally on a pro rata basis in all income, capital gains and net assets of the Portfolio, and will have all rights and obligations of a shareholder, as provided in the Trust Agreement, including voting rights. In addition to the advisory, administration, transfer agency and custody fees payable by the Funds to the Investment Adviser and/or its affiliates, each Fund that invests its uninvested cash in a Portfolio pursuant to the terms of the exemptive order will bear indirectly a proportionate share of that Portfolio’s operating expenses, which include the foregoing fees. Currently, the aggregate annual rate of advisory, administration, transfer agency and custodial fees payable to the Investment Adviser and/or its affiliates on the uninvested cash invested in each Portfolio is 0.35%. Pursuant to the exemptive order, the Investment Adviser will reimburse each of the Funds invested in a Portfolio for the advisory fees received by NTI from that Portfolio in respect of each Fund’s assets invested in it. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement (as defined on page 66) that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

Investments by the Funds in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Funds’ investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser conducts the Funds’ investment in ETFs without regard to any consideration received by the Funds or any of their affiliated persons and (ii) the Investment Adviser certifies to the Board quarterly that it has not received any consideration in connection with an investment by the Funds in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser.

Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, a Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

As noted in their Prospectus, the Equity Funds may invest in securities of other investment companies subject to the restrictions set forth above. The securities may include: iShares®, Standard & Poor’s Depositary Receipts® (“SPDRs”) and similar securities of other investment companies.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices for various countries and regions.

iShares are listed on a national securities exchange (an “exchange”), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the exchange on which they are listed. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares also could be substantially and adversely affected and a Fund’s ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on an exchange). The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of an underlying index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the NAV of an underlying index and the NAV of a Fund Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Fund will receive Index Securities and cash identical to the Fund Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

LOAN PARTICIPATIONS. The High Yield Fixed Income Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fixed Income Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, often banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by the High Yield Fixed Income Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the High Yield Fixed Income Fund acts as co-lender in connection with a participation interest or when the High Yield Fixed Income Fund acquires certain participation interests, the High Yield Fixed Income Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fixed Income Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fixed Income Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fixed Income Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fixed Income Fund also may be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fixed Income Fund normally will be regarded as illiquid.

For purposes of certain investment limitations pertaining to diversification of the High Yield Fixed Income Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fixed Income Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fixed Income Fund and the borrower will be deemed issuers of a loan participation.

MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. Certain Funds, may, however, make short sales against-the-box.

MORTGAGE DOLLAR ROLLS. The Funds, except for the Money Market Funds, may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which a Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

MUNICIPAL INSTRUMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in municipal instruments. The Tax-Exempt Funds invest their assets primarily in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

To the extent consistent with their respective investment objectives and strategies, the Funds also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal bonds with a series of maturity dates are called serial bonds. The Money Market Funds, Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt and Tax-Exempt Funds may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Funds’ maturity requirements. The Funds also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bonds back to the issuer or a third party at a par at least every thirteen months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term put bonds on which defaults occur following acquisition by the Fund.

The Funds may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero-Coupon Receipts.” The Funds, except for the Emerging Markets Equity Fund, also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt Funds and the

Municipal Money Market, California Municipal Money Market and High Yield Municipal Funds (the “Municipal Funds”) and the Funds’ liquidity and value. In such an event, the Board of Trustees would reevaluate the Funds’ investment objectives and strategies and consider changes in their structure or possible dissolution.

Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. A Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Municipal instruments purchased by the Funds may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

The Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Trust’s Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust’s Board of Trustees, also will consider the marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

Currently, it is not the intention of the High Yield Municipal Fund, Municipal Money Market Fund and Tax-Exempt Funds to invest more than 25% of the value of their total assets in municipal instruments whose issuers are located in the same state.

OPTIONS. To the extent consistent with its investment objective and strategies, each Fund, except for the Money Market Funds, may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with their respective investment objectives and strategies, the Fixed Income (except the Bond Index Fund), Tax-Exempt and Equity Funds may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

RELATIVE VALUE APPROACH. In buying and selling securities for the Fixed Income and Tax-Exempt Funds (other than the Bond Index Fund), the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

REPURCHASE AGREEMENTS. Each Fund, except the U.S. Government Select Money Market Fund, may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable.

REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

RISKS RELATED TO SMALL COMPANY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in small company securities. Small capitalization stocks will be the principal investments of the Small Cap Value and Small Cap Growth Funds. While the Investment Adviser believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of a Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in medium and lower quality securities. Fixed-income securities rated Baa or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa or BBB- are considered lower quality and are regarded as having significant speculative characteristics. The Bond Index Fund invests in securities included in the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is composed of investment grade bonds. Therefore, the Bond Index Fund will generally invest in bonds rated investment grade. Investment grade bonds are rated at least Baa3 by Moody’s or BBB- by S&P, the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Adviser. In the event that the rating of a security included in the Barclays Capital U.S. Aggregate Index is downgraded below Baa3 or BBB-, the Bond Index Fund may continue to hold the security. Descriptions of bond ratings are contained in Appendix A. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities.

The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s NAV per share.

There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of S&P, Dominion Bond Rating Service Limited (“Dominion”), Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower quality securities the Funds purchase. Because of this, a Fund’s performance may depend more on its Investment Adviser’s credit analysis than is the case of mutual funds investing in higher quality securities.

In selecting lower quality securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund’s investment portfolio. The Investment Adviser monitors the issuers of lower quality securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

SHORT SALES AGAINST-THE-BOX. The Bond Index Fund, High Yield Fixed Income Fund and the Equity Funds, except for the Emerging Markets Equity Fund, may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

STANDBY COMMITMENTS. The Tax-Exempt Funds and Municipal Funds may enter into standby commitments with respect to municipal instruments held by them. Under a standby commitment, a dealer agrees to purchase at the Fund’s option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt Funds and High Yield Municipal Fund at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

The Tax-Exempt Funds and Municipal Funds expect that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt Funds and High Yield Municipal Fund may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Tax-Exempt Funds and High Yield Municipal Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each standby commitment is acquired.

The Tax-Exempt Funds and Municipal Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser’s opinion, present minimal credit risks. The Tax-Exempt Funds and High Yield Municipal Fund will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where the Tax-Exempt Funds and High Yield Municipal Fund pay directly or indirectly for a standby commitment, the Funds’ costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt Funds and High Yield Municipal Fund and will be reflected as unrealized loss for the period during which the commitment is held by the Tax-Exempt Funds and the High Yield Municipal Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

STOCK AND BOND INDICES. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by the Standard & Poor’s Corporation (“Standard & Poor’s” or “S&P”) through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor’s primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor’s for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular.

As of June 30, 2009, the approximate market capitalization range of the companies included in the S&P 500 Index was between $640 million and $341.14 billion.

The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index based on market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index as of June 30, 2009.

The Russell 1000® Value Index is an unmanaged index which measures the performance of those companies included in the Russell 1000 Index having lower price-to-book ratios and forecasted growth values.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. As of June 30, 2009, the average market capitalization range of the companies included in the Russell 2000 Growth Index was between $52 million and $2.28 billion.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. As of June 30, 2009, the average market capitalization range of the companies included in the Russell 2000 Value Index was between $39 million and $2.28 billion.

The Russell 3000 Index is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of June 30, 2009.

The Russell Midcap Index is an unmanaged index measuring the performance of the 800 smallest companies of the Russell 1000 Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index as of June 30, 2009.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book and higher forecasted growth values. As of June 30, 2009, the average market capitalization range of the companies included in the Russell Midcap Growth Index was between $744 million and $13 billion.

The MSCI EAFE® Index (Europe, Australasia, Far East) (“MSCI EAFE Index”) is an unmanaged, market-value weighted index that tracks changes in the equity markets of 21 developed countries outside of North America, specifically in Europe, Australasia and the Far East. As of June 30, 2009, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 30, 2009 the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The Emerging Markets Equity Fund is not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any

MSCI Index (collectively, the “MSCI Parties”). The MSCI Indices are the exclusive property of MSCI. MSCI and MSCI Index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by Northern Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of this financial product or any other person or entity regarding the advisability of investing in the Emerging Markets Equity Fund or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the Emerging Markets Equity Fund or the issuer or shareholders of the Emerging Markets Equity Fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the Trust or shareholders of the Emerging Markets Equity Fund or any other person or entity into consideration in determining, composing or calculating the MSCI Indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or number of shares of the Emerging Markets Equity Fund to be issued or in the determination or calculation of the equation by or the consideration into which the Emerging Markets Equity Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or shareholders of the Emerging Markets Equity Fund or any other person or entity in connection with the administration, marketing or offering of the Emerging Markets Equity Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the Emerging Markets Fund, owners of the Emerging Markets Equity Fund, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The NYSE Arca Tech 100SM Index is a price-weighted index comprised of 100 stocks and ADRs of technology-related companies listed on U.S. stock exchanges that produce or deploy innovative technologies in the conduct of their businesses. Subsectors in the Index include but are not limited to: computer hardware and software, semiconductors, telecommunications, electronics, aerospace and defense, health care and health care equipment, biotechnology and financial administration.

The Merrill Lynch All U.S. Convertibles Index is an unmanaged index consisting of convertible securities of all investment grades.

The Barclays Capital U.S. Aggregate Index is an unmanaged index of prices of U.S. dollar-denominated, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed and asset-backed securities and international dollar-denominated fixed-income securities.

The Barclays Capital Intermediate U.S. Government Index is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

The Barclays Capital 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is a market value-weighted index of fixed rate, non-investment grade debt.

The Barclays Capital 1-5 Year U.S. Government Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

STRIPPED SECURITIES. To the extent consistent with its investment objective and strategies, each Fund, including the U.S. Government Select Money Market Fund to the extent such stripped securities are Treasury Department strips, may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Funds (except the U.S. Government Select Money Market Fund), including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust’s Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.

STRUCTURED SECURITIES. To the extent consistent with its investment objectives and strategies, each of the Fixed Income, Tax-Exempt and Money Market Funds may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a UIT or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

SUPRANATIONAL BANK OBLIGATIONS. Each Fund, to the extent consistent with its investment objectives and strategies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

TRACKING VARIANCE. As discussed in their Prospectuses, the Bond Index Fund and Emerging Markets Equity Fund are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Bond Index Fund and the Emerging Markets Equity Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Bond Index Fund and the Emerging Markets Equity Fund’s holdings to their respective investment objectives. Tracking variance also may occur due to factors such as the size of the Bond Index Fund or the Emerging Markets Equity Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s designated index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Bond Index Fund or the Emerging Markets Equity Fund. In addition, tracking risks tends to be magnified for emerging markets funds that attempt to track an index because of increased transactional and custodial costs associated with investments in emerging markets, the use of fair value pricing to price the Emerging Markets Equity Fund’s assets, and the lower trading volume and lesser liquidity associated with emerging markets investments. For these reasons, the tracking variance of the Emerging Markets Equity Fund is expected to be greater than other types of funds that seek to track an index. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Bond Index Fund’s or the Emerging Markets Equity Fund’s performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Bond Index Fund’s or the Emerging Markets Equity Fund’s investment objectives.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with their respective investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Funds’ quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

The Money Market Funds will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Funds. In determining weighted average portfolio maturity, an instrument may, subject to the SEC’s regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The Money Market Funds do not invest in leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS. The Bond Index Fund, Fixed Income Fund, High Yield Fixed Income Fund and Equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

Subject to the limitations stated in the Prospectuses, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

SPECIAL RISK FACTORS AND CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL INSTRUMENTS AND ARIZONA MUNICIPAL INSTRUMENTS.

Some of the risk factors relating to investments by the California Intermediate Tax-Exempt, California Tax-Exempt and Arizona Tax-Exempt Funds in California and Arizona municipal instruments are summarized below. This summary does not purport to be a comprehensive description of all relevant factors. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein with respect to California municipal instruments was culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California available as of the date of this Additional Statement and, with respect to the Arizona Tax-Exempt Fund, the information is derived principally from official statements relating to issues of Arizona municipal instruments released prior to the date of this Additional Statement. Further, any estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

CALIFORNIA MUNICIPAL INSTRUMENTS

Overview and Recent Developments

The California economy and its general fiscal condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 36.8 million. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. The severe economic recession that began in December 2007 has severely affected California due to the State’s sizable housing market and construction and mortgage industries. At the end of May 2009, the State unemployment rate was 11.5%, which was among the highest State unemployment rates in the country and was one of the highest unemployment rates in California since February 1983. Through May 2009, the California construction industry lost 294,400 jobs, a drop of 31.0% from its peak in February 2006, and the California financial activities sector lost 138,200 jobs, a decrease of 14.7% from its peak in May 2006. From May 2008 through May 2009, ten of California’s 11 major industry sectors lost jobs while the only major industry sector to add jobs was educational and health services.

The breadth and depth of the recession resulted in a dramatic reduction in State tax revenues, as compared to projections made in connection with the adoption of the 2008 Budget Act. In November and December 2008, the Governor estimated a budget shortfall for the 2008-2009 and 2009-2010 fiscal years of $41.6 billion, the largest budget deficit in the history of the State. The sharp drop in revenues at the start of the 2008-2009 fiscal year significantly depleted the cash resources available to pay the State’s obligations. By February 2009, the State faced an unprecedented cash crisis that forced the California State Controller to delay a variety of State payments in order to preserve cash for education, debt service, and other obligations deemed by the State Constitution and federal law as having first claim to available funds. On February 1, 2009 the Controller started to defer for 30 days payments from the State General Fund of personal income and bank and corporate tax refunds, as well as payments for specified State operations, local assistance, vendors who do business with the State, trial courts and programs for the mentally ill, blind, disabled, and elderly. During the month of February 2009, a total of almost $3.0 billion in payments were deferred, including $2.2 billion of tax refunds. With the passage of the budgetary measures in February 2009 (discussed below), the State started to release the deferred payments in the beginning of March 2009, and by the end of March, the State had made up the $3.0 billion in delayed payments, including $2.2 billion in tax refunds. The State Controller announced that, as of the end of March 2009, the State had sufficient cash to satisfy all of its payment obligations for the 2008-2009 fiscal year and would no longer need to borrow an additional $1.5 billion through an offering of revenue anticipation notes (“RANs” or “Notes”) to fund such payment obligations. The source for the available cash came from higher-than-projected funds available through internal borrowing, a $500 million note obtained from an institutional lender, and passage of a State legislative bill that makes available $1.57 billion of federal stimulus funds in April 2009. Nonetheless, the State continued to face cash flow pressures going into the 2009-2010 fiscal year. The budget projections for the 2009-2010 fiscal year, as of March 2009, indicated that the State was going to exhaust all available cash, plus $19 billion in internal funds, by the summer of 2009, and would likely need to borrow externally to bridge a $10.6 billion gap between projected expenditures and revenues. The State’s cash flow difficulties resulted in the lowering of ratings on its outstanding RANs, and have contributed to adverse rating actions on other State debt. See “General Obligation Bond Ratings.”

The deteriorating State economic and fiscal conditions caused the Governor to order unpaid furloughs of State employees each month, commencing on February 1, 2009, as well as layoffs of State agency and department employees to reduce General Fund payroll expenditures by up to 10 percent. Litigation has challenged the furlough program. See “State Cash Management” and “Litigation.”

The Governor and the State Legislature began working on enacting legislation to address the $41.6 billion budget shortfall in November 2008 in a fiscal emergency special session, which was followed by two additional special sessions in December 2008. Because the California Constitution requires a two-thirds majority vote in the legislature to pass budgets and tax increases, budgetary measures that ultimately included amendments to the Budget Act of 2008 (which sets forth the California State budget for the fiscal year 2008-2009), the Budget Act of 2009 (which sets forth the California State budget for the fiscal year 2009-2010), and related budget legislation (collectively, “February 2009 Budget Package”) were not enacted until such measures were adopted by the Legislature on February 19, 2009 and signed by the Governor on February 20, 2009.

The February 2009 Budget Package addressed the projected $41.6 billion budget deficit for fiscal years 2008-2009 and 2009-2010 by reducing State expenditures by $15.7 billion, temporarily increasing taxes to raise approximately $12.5 billion in revenues, borrowing $5.4 billion principally through the securitization of lottery revenues in the amount of $5.0 billion, and by taking into account $8.0 billion in Federal stimulus funds. A reduction of $8.4 billion in the minimum guarantee of Proposition 98, which sets a minimum annual funding level for K-12 schools and community colleges (“K-14 schools”), accounted for over half of the $15.7 billion of expenditure reductions. The other expenditure reductions consisted primarily of higher education ($1.3 billion) and employee compensation ($1.2 billion). The temporary tax increases included a one-cent increase in the State sales tax, an increase of 0.50 percent on vehicle license fees, a 0.125 percent across-the-board increase in personal income tax rates, and a reduction in the personal income tax exemption credit for dependents. Despite the passage of the February 2009 Budget Package, the Governor still projected in February 2009 operating deficits for the fiscal years of 2010-2011, 2011-2012, and 2012-2013 in the amounts of $11.7 billion, $9.9 billion, and $13.4 billion, respectively, because of current fiscal and budgetary considerations.

Less than a month after the adoption of the February 2009 Budget Package, on March 13, 2009, the Department of Finance stated that General Fund revenues for February 2009 were already $898 million lower than the projections assumed in the Budget Act of 2009 because of continued deteriorating economic and fiscal outlooks. These shortfalls arose primarily from $427 million in lower than expected personal income tax revenues, $334 million in lower than expected sales and use tax revenues, and $138 million in lower than expected corporate tax revenues.

In addition, on March 13, 2009, the nonpartisan California Legislative Analyst’s Office (“CLAO”) issued a report projecting that State revenues would fall short of the assumptions used in the February 2009 Budget Package by $8 billion because of continued deterioration in the State’s economic and revenue outlook since the passage of the budget package. The CLAO report further stated that because a number of the adopted budgetary measures are short-term solutions, the State will continue to face significant budget shortfalls in the future without additional corrective actions. Specifically, the CLAO estimates an operating shortfall of $12.6 billion in 2010-2011 that likely will increase to $26.0 billion in 2013-2014. The CLAO report identified a number of factors, because of their one-time or short-term nature, that would limit the State’s ability to close such future shortfalls, including that employee compensation savings would generally end after 2009-2010, no additional borrowing of lottery profits is assumed after the initial $5.0 billion in the Budget Act of 2009, and federal funds available to offset General Fund costs will drop significantly after 2009-2010. Finally, the CLAO noted that the State’s recovery from the recession is expected to be relatively slow and modest, reducing the opportunity to grow out of the state’s chronic operating shortfalls, and the tax and revenue measures are only temporary. Even if voters had adopted Proposition 1A, the tax increases would begin to phase out after three years.

The February 2009 Budget Package also contained triggers that eliminated certain planned temporary tax increases if the State were to receive at least $10.0 billion of Federal stimulus funds allocable to the existing budget, as determined by the State Director of Finance and the Treasurer by April 1, 2009. On March 27, 2009, the State Director of Finance and the Treasurer, pursuant and subject to the applicable State law, determined that the State would receive less than $10.0 billion of Federal stimulus funds allocable to the existing budget for the 2009-2010 fiscal year, which was an amount insufficient to avoid the trigger tax increases and expenditure cuts.

Moreover, under the California Constitution, some of the enacted provisions of the February 2009 Budget Package had to be ratified as ballot propositions by State voters. A statewide special election was held on May 19, 2009 for State voters to decide whether to adopt such budget measures. These propositions included the temporary tax increases that were to take effect in 2009 and set to expire in 2010 and 2011, unless State voters approved Proposition 1A to extend the temporary tax increases until 2012 (2013 in the case of the increase in vehicle license fees). Proposition 1A also included a budgetary reform measure that, if approved by State voters in the special election, would have limited State spending in accordance with a long-term trend line and create a substantial “rainy day” fund of up to 12.5% of General Fund revenue for use only during times when revenue is insufficient to fund a moderate, population-and-inflation based growth in spending. State voters also decided in the May 2009 special election whether to adopt Proposition 1C, the $5.0 billion securitization measure, which would have securitized lottery revenues to offset General Fund expenditures in 2009-2010; Proposition 1D, which would have provided for the use of certain tobacco taxes, imposed pursuant to Proposition 10, to pay costs otherwise payable from the State’s General Fund; and Proposition 1E, which would have provided for the use of a portion of the proceeds of an income tax surcharge on incomes above $1 million, imposed pursuant to Proposition 63, to pay costs otherwise payable from the General Fund. State voters voted against five of the six propositions, including these four propositions, effectively creating a $5.8 billion shortfall with respect to the February 2009 Budget Package.

Furthermore, as part of the Governor’s May Revision to the originally adopted 2009-2010 budget, the Department of Finance on May 14, 2009 projected a new separate shortfall of $15.4 billion for the 2009-2010 fiscal year due to continued State economic weakness and deteriorating fiscal conditions. Therefore, as of the end of May 2009, the State faced a new projected budget deficit of $21.3 billion for the 2009-2010 fiscal year due to the decision by State voters to reject the various propositions in the May 19, 2009 special election and the continued deteriorating state economic and fiscal conditions.

By the beginning of July 2009, given further economic and revenue weakening, this projected shortfall increased to a total of $26.3 billion. On July 20, 2009, the Governor and California legislative leaders reached an agreement to address this anticipated $26.3 billion shortfall and bring the recently adopted 2009-2010 budget back into balance. This plan would involve approximately $15.6 billion in spending cuts, $2.1 billion in borrowing, $3.9 billion in new revenue, and $2.7 billion in accounting measures. Local governments would lose approximately $4.3 billion through borrowing by the State government or reductions in funds that had been earmarked for local governments. The California legislature could consider this plan as early as July 23, 2009. However, because the California State Constitution requires a two-thirds majority vote for the passage of any budget proposal and tax increase, actual enactment of this agreement to balance the budget for fiscal year 2009-2010 faces the same political difficulties as the original budget package in February 2009.

According to the Governor’s budget proposal for the 2009-2010 fiscal year, California’s chronic budget crises have been largely attributable to the use of higher-than-normal revenues to create permanent, ongoing spending commitments and tax cuts; once revenues return to more normal levels, or drop precipitously during recessionary contractions, the higher spending base is unsustainable and deep spending cuts and tax increases are required.

Also, the Budget Act of 2009 and related legislation addressing the state financial situation, and the State’s cash management plan, have been based on a variety of assumptions. There can be no assurances that the financial condition of the State will not be further materially adversely affected by actual conditions or circumstances, including but not limited to those described herein.

The long delay between the identification of the budget gap and enactment of the February 2009 Budget Package, combined with unfavorable market conditions for municipal debt starting in the fall of 2008, prevented the State Treasurer’s Office (“STO”) from issuing long-term bonds and limited its ability to sell short-term RANs. As of mid-February 2009, the STO had been unable to issue general obligation bonds and lease revenue bonds since June 2008. The inability to access the capital markets and the absence of an enacted budget plan compelled the California Pooled Money Investment Board (“PMIB”), which is comprised of the state Treasurer, Controller, and Director of Finance, to suspend $3.8 billion in short-term financing from the California Pooled Money Investment Account (“PMIA”) to State bond-funded infrastructure projects in December 2008, effectively halting or delaying approximately 5,600 infrastructure projects. See “State Cash Management.”

However, during its February 2009 meeting, the PMIB did cite some improvement in the condition of the municipal bond market, and in late February 2009 the STO successfully issued $194 million of State general obligation bonds in a private placement to the Bay Area Toll Authority to finance work on 11 road projects in the Bay Area and other Northern California counties. The STO also placed $800 million of general revenue bonds for the Regents of the University of California in mid-March 2009. With the passage of the Budget Act of 2009 in February 2009 and improvement in the municipal bond market, the STO successfully issued $6.5 billion of State general obligation bonds at the end of March 2009, which, due to investor demand, exceeded the initial offering amount of $4.0 billion. In April 2009, the STO issued $435 million of California Public Works Board lease revenue bonds for various State departments and projects, $213 million of California Public Works Board lease revenue bonds on behalf of the Regents of the University of California, and $6.85 billion of State general obligation bonds to fund infrastructure projects, which included $5.23 billion of Build America Bonds.

Nevertheless, as State economic and fiscal conditions continue to worsen and with the Governor and State Legislature encountering some difficulty and potentially protracted political negotiations over the necessary budgetary measures needed to resolve the new anticipated budget deficit of $26.3 billion, the State is likely to face the same difficulties in accessing the capital markets for funding its operations. The California State Controller projected in early June 2009 that, in the absence of legislative action, the State will not have sufficient cash to meet all of its payment obligations for the 2009-2010 fiscal year by the end of July 2009. Indeed, by the end of June 2009, because of continued fiscal and economic weakness, the State confronted an estimated $2.8 billion cash deficit for the end of July 2009, which required the California State Controller to issue individual registered warrants, which are “promises to pay” or IOUs, in place of regular warrants or checks as payment to private businesses, local governments, taxpayers receiving income tax refunds, and owners of unclaimed property. The issuance of the individual registered warrants began on July 2, 2009 with each warrant carrying an interest rate of 3.75%. The State intends to redeem the registered warrants by October 2, 2009. As of July 10, 2009, certain major commercial banks, including Bank of America and Wells Fargo, were no longer willing to redeem the registered warrants for cash. Moreover, on May 13, 2009, the California Treasurer formally requested that the U.S. Treasury extend TARP assistance to the State of California in order to mitigate the State’s severe cash flow crunch. As of mid June 2009, the U.S. Treasury has declined the request and has expressed public reservations against extending such funds for assisting individual state budget imbalances.

State Cash Management

The State typically uses external cash flow borrowing as part of its cash management plans, in conjunction with the use of internal borrowings from State special funds. The 2008-2009 Governor’s Budget released in January 2008 identified a prospective cash flow shortfall in light of deteriorating economic conditions. The State shored up cash resources by issuing the remainder of the authorized economic recovery bonds in February, 2008, which generated about $3.3 billion of new cash for the General Fund. The State also permanently transferred to the General Fund $1.5 billion from the Budget Stabilization Account (“BSA”). As part of the legislation adopted in the February 2008 fiscal emergency special session, bills were passed to permit delay of payments by the General Fund for a number of programs, including payments to schools and other government agencies, during the first two months of fiscal year 2008-2009, in order to conserve cash until the annual RANs issue could be sold.

After the 2008 Budget Act was adopted, the State Controller estimated that the State needed to issue $7 billion of RANs to allow an adequate cash management cushion during the 2008-2009 fiscal year. The State issued $5 billion of RANs in late October, 2008 without credit enhancement. The state did not access the market for a planned second sale following the release of reduced projections of revenues, which resulted in the Governor calling a special session of the Legislature in November 2008. Without that additional money, and without legislative action to resolve the budget shortfalls, the State Controller announced that starting in February, 2009, the State would start taking unusual steps to manage and conserve cash so that the highest priority payments, such as to schools, debt service on bonds, employee salaries, and certain federally-mandated programs, could be met in February and March. As a result, the State Controller started to defer making payments otherwise owed, such as for tax refunds, certain vendor payments and payments to counties for certain social services. During the month of February 2009, a total of almost $3.0 billion payments were deferred (including $2.2 billion of tax refunds).

The February 2009 Budget Package included several bills to improve the State’s cash management resources. An additional $2 billion of internal borrowings from special funds was authorized, and, as in February 2008, certain payments to schools are to be deferred until the 2009-2010 fiscal year. Based upon projections of revenues and expenditures, new internal borrowing and payment deferrals, the Department of Finance expected that the State would be able to repay all outstanding RANs in May and June 2009, including up to $1.5 billion of additional RANs which the State was seeking to issue in the spring of 2009. This expectation took into account revenue declines not projected at the time the Governor’s budget for the fiscal year 2009-2010 was prepared and also reflects receipt of funds from the federal economic stimulus bill.

In early March, 2009, the State Controller announced that with the passage of the February 2009 Budget Package, the state would immediately start to repay obligations that had been withheld in February, 2009, including $2.2 billion of tax refunds. As of the end of March, 2009, the State had made up the $3.0 billion in delayed payments, and, because of several favorable developments, the State expected that it would have sufficient cash to satisfy its payment obligations through the end of the 2008-2009 fiscal year and would not need to borrow an additional $1.5 billion through the issuance of additional RANs to ensure that all of its payment obligations for the 2008-2009 fiscal year are met. The funding for the cash, as cited by the State Controller in an announcement issued on March 31, 2009, comes from higher-than-projected available funds through internal borrowing, an arrangement to secure a $500 million note through an institutional lender, and adoption of a legislative bill to provide $1.57 billion of federal stimulus funds in April 2009.

However, in the same announcement, the State Controller continued to warn about the State’s cash crisis as it relates to the coming 2009-2010 fiscal year, beginning July 2009. The budget for the 2009-2010 fiscal year projects for the State to have exhausted all available cash, plus $19 billion in internal funds, by this summer, and anticipates the likely need for the State to borrow externally to bridge a $10.6 billion gap between projected expenditures and revenues. The exact amount of RANs or other short-term borrowings or other cash measures which might have to occur in 2009-2010 is not yet known. The exact extent of borrowing or measures for the entire fiscal year will depend on final revenue figures for 2008-2009 and will take into account the updated 2009-2010 projections provided by the Department of Finance in the 2009-2010 May Revision, which project a $15.4 billion shortfall due to worsening economic and fiscal conditions. It will also take into account the $5.8 billion shortfall due to the outcome of the May 19, 2009 special election. The CLAO released a report on May 7, 2009 indicating that the amount of the State’s short-term borrowing by the summer and fall of 2009 may exceed $20 billion given the deterioration of the State economic and revenue picture and failure to pass the various budgetary measures in the May 19 special election. The CLAO report went on to state that the State is likely to have difficulty borrowing the needed amounts from the short-term bond markets based on its own credit. Moreover, the CLAO believed that without significant budget-balancing and cash management actions by the Legislature or unprecedented borrowing from the short-term credit markets, the State will experience a cash-flow crisis preventing it from paying many of its bills on time for much of 2009-2010 and perhaps requiring the State to suspend or delay the payment of certain obligations in the same manner as what the State did in February 2009 prior to the passage of the original budget package. Likewise, the California State Controller similarly projected in early June 2009 that, in the absence of legislative action, the State will not have sufficient cash to meet all of its payment obligations for the 2009-2010 fiscal year by the end of July 2009. Indeed, by the end of June 2009, because of continued fiscal and economic weakness, the State confronted an estimated $2.8 billion cash deficit for the end of July 2009, which required the California State Controller to issue individual registered warrants, which are “promises to pay” or IOUs, in place of regular warrants or checks as payment to private businesses, local governments, taxpayers receiving income tax refunds, and owners of unclaimed property. The issuance of the individual registered warrants began on July 2, 2009 with each warrant carrying an interest rate of 3.75%. The State intends to redeem the registered warrants by October 2, 2009. As of July 10, 2009, certain major commercial banks, including Bank of America and Wells Fargo, were no longer willing to redeem the registered warrants for cash.

Obligations of the State of California

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including RANs and revenue anticipation warrants (“RAWs”), when due.

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds has been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the economic recovery bonds (“ERBs”), supported by special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans.

As of May 1, 2009, the State had outstanding $69,379,814,000 aggregate principal amount of long-term general obligation bonds, of which $59,012,744,000 were payable primarily from the State’s General Fund, and $10,367,070,000 were self-liquidating bonds payable first from other special revenue funds. As of May 1, 2009, there were unused voter authorizations for the future issuance of $54,928,906,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $1,341,710,000 is for veterans general obligation bonds payable first from other revenue sources. The figures mentioned above for unissued bonds include three measures approved at the November, 2008 general election ballot, consisting of a $9.95 billion bond measure to finance a portion of the cost of a high speed rail system connecting Northern and Southern California, a $900 million bond measure for additional veterans general obligation bonds, and a $980 million bond measure to provide funds for children’s hospitals. These were in addition to $42.7 billion of new bond approvals from the November 2006 election. The Administration has proposed a number of other new general obligation bonds for infrastructure development to be submitted to the voters in 2010.

Variable Rate General Obligation Bonds. The general obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of May 1, 2009, the State had outstanding $7,042,705,000 principal amount of variable rate general obligation bonds (which includes a portion of the ERBs described below), representing about 10.2 percent of the State’s total outstanding general obligation bonds as of that date.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes for a portion of the interim funding of voter approved projects. The balance of such funding has in the past been done through internal loans from the State’s PMIA. The State then issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes (and internal loans). Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This maximum amount may be increased or decreased in the future. As of February 23, 2009, $1,322,450,000 aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Purchase (Lease-Revenue) Obligations. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase (or lease-revenue) borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University, or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of

“indebtedness” within the meaning of the State Constitutional provisions that require voter approval. The State had $8,134,581,634 General Fund-supported lease-purchase obligations outstanding as of May 1, 2009.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $52 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2008.

Future Issuance Plans. Between November, 2006 and February, 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the current amount of such General Fund supported debt authorized and unissued to about $78.9 billion as of February 1, 2009. In order to address the expenditure needs for these new authorizations, along with those which existed before 2006, the State has increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-2008. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved. The Governor has proposed substantial additional general obligation bond programs pursuant to the Governor’s Strategic Growth Plan, which is designed to restore and maintain the state’s roads, schools, ports, and water supply over 20 years to maintain the State’s economic sustainability and high quality of life. The Governor announced the plan in January 2006, and State voters approved the first installment of the 20-year plan to rebuild California in November 2006. Because of the uncertainties presently associated with the above factors, it is not possible to provide specific projections of issuance amounts for the current fiscal year and the next several years, but the State Treasurer’s Office anticipates the level of issuance will increase over the averages of the past several years in order to address the backlog of authorized bonds.

Based on the current Department of Finance projections of program expenditure needs, without taking into account any future authorizations which may occur, the aggregate amount of outstanding general obligation and lease revenue bonds is estimated to be approximately $100 billion by the middle of the next decade, compared to the current total outstanding amount of about $63.7 billion. The annual debt service costs on this amount of debt is estimated to be approximately $8.7 billion, compared to about $5.05 billion budgeted in fiscal year 2008-2009.

Economic Recovery Bonds. The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

In May and June, 2004, the state issued $10.896 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-2003 fiscal year and approximately $2.012 billion was applied to offset fiscal year 2004-2005 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-2009 Governor’s Budget, the state issued approximately $3.179 billion of additional ERBs on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. No further ERBs can be issued under Proposition 57, except for any refunding bonds which may be issued in the future. (The State Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the BSA created by the California Balanced Budget Act. As of December 31, 2008 funds from these sources have been used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-2006 through December 31, 2008, including $1.495 billion which was transferred from the BSA in 2006-2007 ($472 million) and 2007-2008 ($1.023 billion).

The Governor suspended the 2008-2009 BSA transfer and the 2009 Budget Act suspends the 2009-2010 transfer due to the condition of the General Fund.

Due to the sharp reduction in taxable sales as a result of the current economic recession, the special sales tax revenues dedicated to repayment of the ERB debt have decreased to a level which provides very little coverage above the required debt service amounts. This caused the State to have to temporarily tap a reserve fund for the ERBs in the amount of $13.3 million on December 24, 2008 to fill up a debt service account for January 1, 2009 (as required under the master indenture for the ERBs), though the reserve fund was replenished the next day with sales tax receipts that came in on that day. The reduced coverage and need to access the reserve fund have resulted in a lowering of the ratings of the ERBs by all three rating agencies. It is not yet known whether special sales tax revenues in the current period or future periods will be adequate to pay all debt service and related obligations of the ERBs without resort to the reserve fund.

Cash Flow Borrowings. As part of its cash management program, the state has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 20 of the last 21 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year.

Obligations of State Agencies. A number of California State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from California’s General Fund and carry different ratings than the State’s general obligation bonds. The California Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with $9.0 billion of outstanding bonds secured by power and water users as of December 2008. The California Housing Finance Agency has issued approximately $8.6 billion of bonds secured by mortgage loans made for single family and multi-family housing units as of June 2008. None of these revenue bonds is backed by the State’s faith and credit or taxing power.

There are a number of other State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of California.

General Obligation Bond Ratings

In February 2009, S&P downgraded its rating of California’s general obligation bonds from an A+ to an A because of California’s deteriorating fiscal condition and the protracted delay in enacting a legislative response to the budget deficit. This S&P rating denotes that the obligor has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories. In June 2009, S&P issued a warning of possibly further downgrading the A1 credit rating because of the State’s most recent liquidity shortfall and continued economic and fiscal difficulty.

In March 2009, both Moody’s and Fitch also downgraded their respective ratings of the California debt obligations from A1 to an A2 and A+ to an A. In June and July of 2009, Fitch further lowered its rating to A- and then to BBB due to the severity and size of the State’s most recent fiscal challenges and persistent economic and revenue weakening. Likewise, in June 2009, Moody’s warned of a possible “multi-notch” downgrade of the A2 credit rating of the State’s general obligation bonds because of the State’s cash situation and lack of action by the State legislature to correct the liquidity shortfall. Moody’s rating of an A2 denotes that the debt is in the middle range of obligations with above-average creditworthiness relative to other obligations of U.S. municipal or tax-exempt issues. Fitch’s rating of BBB denotes that the expectations of default risk on the debt are currently low and the capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. As of July 2009, these ratings are the lowest credit ratings that S&P, Moody’s, and Fitch have assigned to any state in the country.

In light of the State’s current financial crisis, the rating agencies continue to monitor the State’s economic situation and weigh further downgrades. It is not presently possible to determine whether, or the extent to which, S&P, Moody’s, or Fitch will change such ratings in the future. These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Moreover, the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Issues Affecting Local Governments and Special Districts

The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.

Limitation on Property Taxes. Certain California debt obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax.”

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several new provisions affecting “fees” and “charges”, defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990’s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Litigation

The State is a party to numerous legal proceedings where adverse decisions could have a material impact on state finances. Included in this litigation are the following matters, although not exhaustive of all pending matters:

Petitioners in California Redevelopment Association, et al., v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2008-00028334-CU-WM-GDS), challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of $350 million to county education funds in fiscal year 2008-2009. A ruling adverse to the State would have a potential fiscal impact of $350 million on the General Fund.

In eight cases, petitioners challenge the Governor’s executive order, issued on December 19, 2008, directing the furlough without pay of State employees for two days per month, effective February 1, 2009 through June 30, 2010. In three of these cases, Professional Engineers in California Government, et al., v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2008-80000126); California Attorneys, Administrative Law Judges and Hearing Officers in State Employment (CASE) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-

80000134); and Service Employees International Union, Local 1000 (SEIU) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000135); and California Correctional Peace Officers Assn (CCPOA). v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000137), the trial court upheld the Governor’s furlough order. Three of the petitioners, Professional Engineers, CASE, and SEIU, have appealed. (California Court of Appeal, Third Appellate District, Case Nos. C061020, C060100, and C061009). The other four actions are pending in the trial court. California Assn. of Psychiatric Technicians v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000148); CDF Firefighters v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-00032732); Walker, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000150); and California Attorneys, Administrative Law Judges and Hearing Officers in State Employment v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509205). In a separate action, Schwarzenegger, et al. v. State Controller’s Office (Sacramento County Superior Court, Case No. 34-2009-80000158-CU-WM-GDS), the Governor is seeking an order to compel the State Controller to implement the reduction in wages as a result of the reduced work time (furlough) with respect to employees of other statewide elected executive branch officers, including the Lieutenant Governor, State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General. The trial court ruled in favor of the Governor, and the matter will be appealed.

The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system, which is operated by the CDCR and affects approximately 33 prisons throughout the State, exceeds $2 billion. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger (U.S. District Court, Northern District, Case No. C-01-1351) is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger (United States District Court, Eastern District, Case No. CIV-S-90-0520 LKK JFM P) is a class action regarding mental health care; and Perez v. Tilton (U.S. District Court, Northern District, Case No. C 05-05241 JSW) is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata, the district court appointed a Receiver, who took office in April, 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the Court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. To date, ongoing costs of remedial activities have been incorporated into the State’s budget process. However, at this time, it is unknown what financial impact this litigation would have on the State’s General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. The Receiver has filed a motion in the Plata case, asking the court to hold the Governor and State Controller in contempt of court for failing to fund prison healthcare capital projects the Receiver wishes to construct and to order the State to pay $8 billion to fund such projects, approximately $3 billion of which would be required in the current fiscal year. On October 27, 2008, the district court ordered the State to transfer $250 million to the Receiver. The court indicated it would proceed later with the additional amounts requested by the Receiver. The State appealed that order and the Ninth Circuit Court of Appeals stayed the district court ruling pending the outcome of the appeal. The Ninth Circuit heard argument on February 12, 2009. The State has also filed a motion in the district court to terminate the Receiver.

The specific litigation matters described above are provided as an example only and do not comprise a complete listing of material ongoing or pending litigation involving the State, its agencies, subdivisions and instrumentalities.

Other Considerations

Federal Stimulus Bill. Congress enacted the American Recovery and Reinvestment Act in February, 2009 (the “stimulus bill”), which provides approximately $787 billion of economic stimulus in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. The stimulus bill provides about $330 billion in aid to states, about $170 billion for federal projects and non-state aid, and about $287 billion of tax relief. The CLAO issued a report on March 10, 2009 entitled “Federal Economic Stimulus Package: Fiscal Effect on California” (the “Stimulus Report”). In the Stimulus Report, the CLAO noted that many aspects of the stimulus bill were still uncertain, but the CLAO estimated, based on present information, that California would receive about $31.5 billion of state aid between now and the end of the federal 2010-2011 fiscal year of the nationwide total of $330 billion. The largest components of this aid would be: Health-MediCal ($9.0 billion), Education ($8.0 billion), Labor and Workforce Development ($6.0 billion), Social Services ($3.5 billion), Transportation ($2.6 billion) and $1.1 billion in a category for direct fiscal relief to states. State officials are trying to determine just how much of these funds will be available during the state’s 2008-2009 and 2009-2010 fiscal years to directly offset state General Fund expenditures. In addition to these funds, the CLAO anticipates the State could receive significant additional funds from various competitive grants included in the stimulus bill. The CLAO has also made some preliminary estimates of the value of the tax relief provisions in the stimulus bill to California residents and businesses, and has said this amount may be in the range of $30-35 billion.

Major Seismic Activity. Most of California is within an active geologic region subject to major seismic activity. In 1989 and 1994, northern California and southern California, respectively, experienced major earthquakes causing billions of dollars in damages. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or California state government to appropriate sufficient funds within their respective budget limitations.

Conclusions

It is not possible to predict how these or other economic considerations, State budgetary and fiscal conditions, legislative and voter initiatives, State constitutional amendments, and other relevant factors may affect the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. More recently, in May 2008, the City of Vallejo, California, filed Chapter 9 bankruptcy because its tax revenues, which dropped precipitously with housing values, could no longer cover basic city services. Los Angeles County, the nation’s largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Furthermore, certain tax-exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

ARIZONA MUNICIPAL INSTRUMENTS

Under its Constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the State’s full faith and credit. However, agencies and instrumentalities of the State are authorized under specified circumstances to issue bonds secured by revenues. The State enters into certain lease transactions that are subject to annual review at its option. Local governmental units in the State also are authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects, local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, or from assessment bonds payable from special assessments. Arizona local governments also have financed public projects through lease-purchase agreements that are subject to annual appropriation at the option of the local government. More recently, Arizona local governments have also financed projects with tax credit bonds.

There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on State or local government financing.

Like many other state governments, Arizona faced substantial budget deficits in fiscal years 2002 through 2004. In 2006, however, revenues resulted in a budget balance that was positive at more than $1 billion due to a strong 2006 Arizona economy. However, changing economic conditions resulted in an actual 2008 budget deficit of approximately $1.2 billion. The 2009 budget had a deficit of $1.73 billion, which was closed primarily with spending cuts, while the projected fiscal year 2010 budget shortfall is approximately $3 billion. As of June 2009, the Arizona Legislature and the Governor had not come to any final agreement on how to close this budget gap. The Governor’s Office predicted the use of photo-enforcement cameras on freeways and highways would generate $90 million into the state’s general fund during the 2009 fiscal year. However, by the end of 2008, it was announced that fees from all photo radar tickets issued totaled approximately $7.3 million. State agencies have been required by the Arizona Legislature to draft proposals to reduce budgets up to 20%. Proposals for balancing the Arizona budget include privatizing state operated prison and healthcare facilities. The Arizona Legislature, as part of the fiscal year 2005 budget and gain in the 2006 budget, authorized up to $250 million in lease-to-own financing of school facilities construction. Approximately $362 million was authorized for lease-to-own financings in 2008. The budget for 2009 did not authorize any of these financings. The State of Arizona had borrowed money to finance new school construction in previous fiscal years to balance its budget. As of April 2009, however, year-to-date general fund revenue collections were $621.3 million, which was 18.6% below the forecasted amount. This amount included $59.2 million in budgeted fund transfers directed by the Legislature during a Special Session in January 2009. Excluding these transfers and Urban Revenue Sharing, April 2009 collections, which include individual state income tax collections, were 47.9% below the prior year, and $505.9 million below the January 2009 revised budget forecast. Through April 2009, fiscal year 2009 revenues were 9.4% below the revised January 2009 forecast. This means that the fiscal year 2009 budget shortfall may increase, even though the Arizona Legislature has already mandated additional spending cuts. Arizona has requested assistance pursuant to the federal economic stimulus package, and in May 2009, Arizona Governor Jan Brewer requested $1.1 billion in federal stimulus money, mostly for state education programs.

Arizona state personal income tax collection was reduced by 5% in 2006 and an additional 5% in 2007. Arizona had previously suspended its education-equalization tax, which is a tax of approximately 38 cents per $100 of assessed valuation. The education-equalization tax is slated to return beginning July 1, 2009. In connection with revisions to budget, however, the Arizona Legislature has proposed the permanent repeal of the education-equalization tax. The Arizona Legislature has previously tried to make the suspension of the tax permanent, but this was vetoed by the Governor. No prediction can be made whether additional legislation will be introduced or passed to make the suspension of the education-equalization tax permanent. The State of Arizona exempts from state income tax active duty income for members of the U.S. Armed Forces, National Guard or the Reserves. This exemption reduced General Fund revenues by $12.2 million in fiscal year 2008, but the impact has not been calculated for fiscal year 2009. In addition, spending in fiscal year 2009 on K-12 schools grew approximately 1.8% and is projected to decrease less than 1% in fiscal year 2010, 2009 spending on the state’s public universities increased 0.9% and is expected to increase slightly in 2010, and spending on community colleges in 2009 increased 3.7% and is projected to increase an additional 4% in 2010. However, as of June 2009, the budget for fiscal year 2010 adopted by the Arizona Legislature has not been forwarded to the Governor.

The State’s economic base is not dependent on any single industry. Principal economic sectors include services, construction, trade, government, real estate, manufacturing, mining, tourism and the military. Agriculture, at one time a major sector, plays a much smaller role in the economy today. High tech industries include electronics, instruments, solar technologies, biotechnology, aircraft, space vehicles and communications. The Phoenix area has a large presence of electronics and semiconductor manufacturers. Tucson, sometimes referred to as Optics Valley for its strong optics cluster of entrepreneurial companies, also has a concentration in aerospace.

The Arizona Constitution requires a 2/3 majority vote in both houses of the Legislature to pass a tax or fee increase. This provision, combined with the State of Arizona’s reliance on sales tax receipts, constrains its ability to raise additional revenues in times of slow economic growth. The State of Arizona created a budget stabilization fund in response to this constraint, which was depleted as the state entered fiscal year 2005. Due to Arizona’s economic recovery and revenue growth, however, $156.5 million was deposited in the fund during fiscal year 2005. Deposits in fiscal year 2007 brought the fund to $674 million, which is the statutorily capped level of 7% of General Fund revenues. In fiscal year 2008, the 7% cap decreased to $656 million, which was reached through a combination of the $674 million beginning balance, $27 million in interest earnings and a $44 million transfer to the General Fund in order to stay within the 7% cap. In fiscal year 2008, the 7% cap increased to $660 million. However, the General Fund was faced with a 30-40% deficit and the budget stabilization fund was completely depleted during the 2009 fiscal year.

OTHER INFORMATION ON CALIFORNIA AND ARIZONA MUNICIPAL INSTRUMENTS

The Investment Adviser believes that it is likely that sufficient California and Arizona municipal instruments and certain specified federal obligations should be available to satisfy the respective investment objectives, strategies and limitations of the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt and California Municipal Money Market Funds. If the Trust’s Board of Trustees, after consultation with the Investment Adviser, should for any reason determine that it is impracticable to satisfy a Fund’s investment objective, strategies and limitations because of the unavailability of suitable investments, the Board would re-evaluate the particular Fund’s investment objective and strategies and consider changes in its structure and name or possible dissolution.

INVESTMENT RESTRICTIONS

Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” on page 120.

No Fund may:

(1)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2)	Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate.

(3)	Invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4)	Invest in companies for the purpose of exercising control.

(5)	Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

(6)	Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if, except for the Technology Fund, such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that with respect to each Money Market Fund there is no limitation, and each Money Market Fund reserves freedom of action, when otherwise consistent with its investment strategies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. The Technology Fund may not, except during temporary defensive periods, purchase the securities of any issuer, if, as a result of such purchase, less than 25% of the assets of the Technology Fund would be invested in the securities of issuers principally engaged in technology business activities.

(7)	Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8)	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

(9)

Notwithstanding any of a Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

For the purposes of Investment Restrictions Nos. 1 and 7 above, the Funds expect that they would be required to file an exemptive application with the SEC and receive the SEC’s approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Funds had not filed such an exemptive application.

In applying Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund does not exceed 10% of the value of the Fund’s total assets.

The freedom of action reserved in Restriction No. 6 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. The freedom of action reserved with respect to foreign branches of domestic banks is subject to the requirement that the domestic parent of the foreign branch be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for “Eligible Securities” as described in the Prospectus.

Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Fund involved, at least 80% of the net assets of the Funds plus the amount of any borrowings for investment purposes (“net assets”) measured at the time of purchase of each Tax-Exempt and Municipal Fund will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Funds should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Investments in such debt instruments may be direct or indirect (for example, through investments in other investment companies or pools). Interest earned on “private activity bonds” that is treated as an item of tax preference under the federal alternative minimum tax will be deemed by a Municipal Fund, but will not be deemed by a Tax-Exempt Fund, to be exempt from regular federal income tax for purposes of determining whether the Municipal and Tax-Exempt Funds meet this fundamental policy.

In addition, as a matter of fundamental policy, changeable only with the approval of holders of a majority of the outstanding shares of the Fund involved, each of the California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund and the California Municipal Money Market Fund will invest, under normal circumstances, at least 80% of its net assets, measured at the time of purchase, in investments the income from which is exempt from California state personal income tax.

Further, as a matter of fundamental policy, changeable only with the approval of holders of a majority of the outstanding shares of the Fund, the Arizona Tax-Exempt Fund will invest, under normal circumstances, at least 80% of its net assets, measured at the time of purchase, in investments the income from which is exempt from Arizona state personal income tax.

As a non-fundamental investment restriction that can be changed without shareholder approval, except to the extent permitted by the Code, the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt and Global Fixed Income Funds may not hold, at the end of any tax quarter, more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of each Fund may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer. Also, as a non-fundamental investment restriction, except to the extent permitted by the Code, these Funds may not hold any securities that would cause, at the end of any tax quarter, more than 5% of their respective total assets to be invested in the securities of any one issuer, except that up to 50% of the respective Fund’s total assets may be invested without regard to this limitation so long as no more than 25% of the Fund’s total assets are invested in any one issuer. These restrictions do not apply to securities of the U.S. government, its agencies, instrumentalities and sponsored enterprises and regulated investment companies.

Except to the extent otherwise provided in Investment Restriction No. 6, for the purpose of such restriction in determining industry classification, a Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes, the Global Industry Classification Standard or the MSCI industry classification title (in the case of the Emerging Markets Equity Fund). For the purpose of determining the percentage of a Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets. With respect to the Technology Fund, the Trust intends to consider an issuer to be principally engaged in technology business activities if such issuer is classified as such in the Bloomberg Industry Group Classification or is listed in the NYSE Arca Tech 100 Index or other comparable technology index. In addition, the Trust considers companies engaged in businesses related to the following products and services to be engaged in technology business activities: industrial and business machines; communications; computers, software, and peripheral products; electronics; electronic media; internet; television and video equipment and services; and satellite technology and equipment. In addition, the Fund may also invest in other technology businesses represented in the NYSE Arca Tech 100 Index, including but not limited to biotechnology, health care and health care equipment, aerospace and defense, and financial administration.

Notwithstanding Restriction No. 7, each Fund intends, as a non-fundamental policy, to limit all borrowings to no more than 25% of its total assets (including the amount borrowed).

The California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Fund’s total assets at the time of purchase, except that: (a) 25% of the total assets of the California Municipal Money Market Fund may be invested in fewer than five issuers; and (b) 25% of the value of the total assets of the other Money Market Funds may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a “Guarantee”) does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Money Market Fund may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Fund may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. government or an agency thereof. In addition, the California Municipal Money Market and Municipal Money Market Funds will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities (as defined in Rule 2a-7 under the 1940 Act) (“Second Tier Securities”), to 5% of each Fund’s total assets, with investments in any one such issuer being limited to no more than 1% of a Fund’s total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Money Market, U.S. Government and U.S. Government Select Money Market Funds will limit their investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

In addition to the foregoing, each Money Market Fund is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts whereunder a Fund has the right to sell the securities to third parties.

Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 7) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 7, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

Although the foregoing Investment Restrictions would permit the Money Market Funds to acquire options, enter into forward currency contracts and engage in short sales and interest rate and currency swaps, they are not currently permitted to engage in these transactions under SEC regulations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible Web site. Information posted on a Fund’s Web site may be separately provided to any person commencing the day after it is first published on the Fund’s Web site.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available Web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel, the Funds’ financial printer, R.R. Donnelley, and the Funds’ proxy voting service, RiskMetrics Group; certain rating and ranking organizations, S&P and Moody’s; and the following vendors that provide portfolio analytical tools, Vestek (aka Thomson Financial), Citigroup, Barclays Capital, and Factset. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading recommendations. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Equity Funds, Fixed Income Funds and Tax-Exempt Funds currently publish on their Web site, northernfunds.com, complete portfolio holdings for each Equity, Fixed Income and Tax-Exempt Fund as of the end of each calendar quarter, except for the Bond Index Fund, which will be as of month end, subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Equity Funds intend to publish on their Web site month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. A Fund may publish on the Web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

The Money Market Funds do not currently publish separate portfolio holdings reports on their Web site. Rather, the portfolio holdings are currently disclosed through required filings with the SEC. Portfolio holdings for all other Funds also are currently disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-Q filings on the SEC’s Web site at sec.gov. In addition, the Funds’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Under the policy, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of Northern Funds as of the date of this Additional Statement. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this Additional Statement, each Trustee oversees a total of 68 portfolios in the Northern Funds Complex – Northern Funds offers 44 portfolios and Northern Institutional Funds offers 24 portfolios.*

NON-INTERESTED TRUSTEES

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 65 Trustee since 2005

•        Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•        Director of Big Shoulders Fund since 1997;

•        Director of Children’s Memorial Hospital since 1997;

•        Trustee of DePaul University since 1998;

•        Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•        Director of Andrew Corporation (a communications product company) from 2006 to 2007.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 69 Trustee since 2000

•        Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•        Principal and Co-Founder of Paradigm Capital, Ltd. since 1996 and Senior Partner of NewEllis Ventures since 2001;

•        Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

•        Member and Director of the Illinois Venture Capital Association since 2001;

•        Trustee at Dominican University from 1996 to 2005;

•        Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•        Member of the Board of Governors of The Metropolitan Club since 2003;

•        Member of the Advisory Board of AAVIN Equity Partners since 2005;

•        Chairman of the Nominating Committee of Girl Scouts of Chicago from 1993 to 2003;

•        Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•        Member of the Board of Directors at LightBridge Healthcare Research Inc. since 2006.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

*	Ms. Skinner and Mr. Potter each oversee a total of 62 portfolios in the Northern Funds Complex – 38 portfolios offered by Northern Funds and 24 offered by Northern Institutional Funds.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Sharon Gist Gilliam Age: 65 Trustee since 2001

•        Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•        CEO of Chicago Housing Authority from 2006 to 2007;

•        Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 65 Trustee since 2000	• CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993; • Director of MBIA Insurance Corp. of Illinois (a municipal bond insurance company) since 1994.	• None

Michael H. Moskow Age: 71 Trustee since 2008

•        Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•        Director of Commonwealth Edison since 2007;

•        President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 51 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 69 Trustee since 2000 and Chairman since 2008

•        Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•        President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (92 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Casey J. Sylla Age: 66 Trustee since 2008

•        Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•        Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•        Chairman and President of the Allstate Financial Group from 2002 to 2007;

•        Chairman of the Investment Committee, Legal and General Investment Management – America, 2007;

•        Board member, University of Wisconsin – Eau Claire Foundation from 2006 to present.

• GATX Corporation

INTERESTED TRUSTEE

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter(4) Age: 52 Trustee since 1998

•        Director of Northern Trust Global Advisors, Inc. since May 2008;

•        Chairman of Northern Trust Investments, N.A. since March 2008;

•        President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•        Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009

•        Executive Vice President of Northern Trust Corporation since October 2003;

•        Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•        Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•        Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 51 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1989 to 2009.

Eric K. Schweitzer Age: 48 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company and the Director of Distribution, Product Management and Client Services in the Mutual Fund Group of Northern Trust Global Investments since 2000.

Susan J. Hill Age: 53 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 46 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager – Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 38 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration at The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

OFFICERS OF THE TRUST (CONTINUED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Diana E. McCarthy, Esq. Age: 58 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Secretary since 2006	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

Owen T. Meacham, Esq. Age: 38 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007; Securities Law Consultant with Deutsche Asset Management from 2003 to 2004; Assistant Counsel of BISYS Fund Services from 2002 to 2003.

Shanna Palmersheim, Esq. Age: 32 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, Northern Funds Distributors, LLC (“NFD”) and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof is the investment adviser, custodian, transfer agent and/or administrator.

STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with its governance of the Funds: Audit, Governance and Valuation.

The Audit Committee consists of three members: Messrs. Bax (Chairperson), Condon and Strubel (ex officio). The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2009, the Audit Committee convened five times.

The Governance Committee consists of four members: Mses. Guthman (Chairperson) and Gilliam and Messrs. Moskow and Strubel (ex officio). The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO. During the fiscal year ended March 31, 2009, the Governance Committee convened five times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of Northern Funds Governance Committee.

The Valuation Committee consists of five members: Messrs. Sylla (Chairperson), Condon, Potter and Strubel (ex officio) and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the non-money market Funds in accordance with the Trust’s valuation procedures. During the fiscal year ended March 31, 2009, the Valuation Committee convened five times.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds and other portfolios of the Northern Funds and Northern Institutional Funds.

Information as of December 31, 2008

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
William L. Bax	Mid Cap Growth Fund – $10,001 - $50,000 Select Equity Fund – $10,001 - $50,000	$50,001 - $100,000

Edward J. Condon, Jr.

Emerging Markets Equity Fund –$1 - $10,000

International Growth Equity Fund –$10,001 - $50,000

Mid Cap Growth Fund – $10,001 - $50,000

Select Equity Fund – Over $100,000

High Yield Fixed Income Fund – $10,001 - $50,000

Money Market Fund – $50,001 - $100,000

Over $100,000

Sharon Gist Gilliam	None	None

Sandra Polk Guthman

Enhanced Large Cap Fund – $10,001 - $50,000

Growth Equity Fund – $10,001 - $50,000

Income Equity Fund – $50,001 - $100,000

Large Cap Value Fund – $1 - $10,000

Select Equity Fund – $10,001 - $50,000

Money Market Fund – $10,001 - $50,000

Over $100,000

Michael H. Moskow	U.S. Government Money Market Fund – Over $100,000	Over $100,000

Stephen N. Potter	International Growth Equity Fund – $1 - $10,000 Small Cap Value Fund – $10,001 - $50,000 Stock Index Fund – $10,001 - $50,000 Money Market Fund – Over $100,000	Over $100,000

Mary Jacobs Skinner	Mid Cap Growth Fund – $1 - $10,000 Select Equity Fund – $10,001 - $50,000 Small Cap Growth Fund – $10,001 - $50,000 Technology Fund – $10,001 - $50,000	$50,001 - $100,000

Richard P. Strubel	Growth Equity Fund – Over $100,000 Mid Cap Growth Fund – $50,001 - $100,000 Small Cap Growth Fund – $50,001 - $100,000 Money Market Fund – Over $100,000	Over $100,000

Casey J. Sylla

Emerging Markets Equity Fund – $1 - $10,000

Bond Index Fund – Over $100,000

Fixed Income Fund – Over $100,000

High Yield Fixed Income Fund – $50,001 - $100,000

Short-Intermediate U.S. Government Fund – $50,001 - $100,000

Money Market Fund – $50,001 - $100,000

Over $100,000

*	The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2008, Northern Funds offered 41 portfolios and Northern Institutional Funds offered 24 portfolios.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each non-interested Trustee of the Trust for the fiscal year ended March 31, 2009.

Non-Interested Trustees

	Emerging Markets Equity Fund	Enhanced Large Cap Fund	Growth Equity Fund	Income Equity Fund	International Growth Equity Fund	Large Cap Value Fund	Mid Cap Growth Fund
William L. Bax	$1,688	$ 844	$ 844	$ 844	$1,688	$1,688	$ 844
Edward J. Condon, Jr.	1,750	875	875	875	1,750	1,750	875
Sharon Gist Gilliam	1,500	750	750	750	1,500	1,500	750
Sandra Polk Guthman	1,750	875	875	875	1,750	1,750	875
Michael H. Moskow	1,500	750	750	750	1,500	1,500	750
Michael E. Murphy(1)	1,313	656	656	656	1,313	1,313	656
Mary Jacobs Skinner	1,500	750	750	750	1,500	1,500	750
Richard P. Strubel	2,100	1,050	1,050	1,050	2,100	2,100	1,050
Casey J. Sylla	1,563	781	781	781	1,563	1,563	781

	Select Equity Fund	Small Cap Growth Fund	Small Cap Value Fund	Technology Fund	Arizona Tax-Exempt Fund	Bond Index Fund	California Intermediate Tax-Exempt Fund
William L. Bax	$ 844	$ 844	$1,688	$ 844	$ 844	$1,688	$ 844
Edward J. Condon, Jr.	875	875	1,750	875	875	1,750	875
Sharon Gist Gilliam	750	750	1,500	750	750	1,500	750
Sandra Polk Guthman	875	875	1,750	875	875	1,750	875
Michael H. Moskow	750	750	1,500	750	750	1,500	750
Michael E. Murphy(1)	656	656	1,313	656	656	1,313	656
Mary Jacobs Skinner	750	750	1,500	750	750	1,500	750
Richard P. Strubel	1,050	1,050	2,100	1,050	1,050	2,100	1,050
Casey J. Sylla	781	781	1,563	781	781	1,563	781

	California Tax-Exempt Fund	Fixed Income Fund	Global Fixed Income Fund	High Yield Fixed Income Fund	High Yield Municipal Fund	Intermediate Tax-Exempt Fund	Short- Intermediate Tax-Exempt Fund
William L. Bax	$ 844	$2,531	$ 844	$3,375	$ 844	$1,688	$ 844
Edward J. Condon, Jr.	875	2,625	875	3,500	875	1,750	875
Sharon Gist Gilliam	750	2,250	750	3,000	750	1,500	750
Sandra Polk Guthman	875	2,625	875	3,500	875	1,750	875
Michael H. Moskow	750	2,250	750	3,000	750	1,500	750
Michael E. Murphy(1)	656	1,969	656	2,625	656	1,313	656
Mary Jacobs Skinner	750	2,250	750	3,000	750	1,500	750
Richard P. Strubel	1,050	3,150	1,050	4,200	1,050	2,100	1,050
Casey J. Sylla	781	2,344	781	3,125	781	1,563	781

	Short- Intermediate U.S. Government Fund	Tax-Exempt Fund	U.S. Government Fund	California Municipal Money Market Fund	Money Market Fund	Municipal Money Market Fund	U.S. Government Money Market Fund	U.S. Government Select Money Market Fund
William L. Bax	$ 844	$1,688	$ 844	$3,375	$17,344	$10,125	$3,375	$4,219
Edward J. Condon, Jr.	875	1,750	875	3,500	17,938	10,500	3,500	4,375
Sharon Gist Gilliam	750	1,500	750	3,000	15,375	9,000	3,000	3,750
Sandra Polk Guthman	875	1,750	875	3,500	17,938	10,500	3,500	4,375
Michael H. Moskow	750	1,500	750	3,000	15,375	9,000	3,000	3,750
Michael E. Murphy(1)	656	1,313	656	2,625	13,781	7,875	2,625	3,281
Mary Jacobs Skinner	750	1,500	750	3,000	18,186	11,813	3,000	3,750
Richard P. Strubel	1,050	2,100	1,050	4,200	21,525	12,600	4,200	5,250
Casey J. Sylla	781	1,563	781	3,125	15,969	9,375	3,125	3,906

Total Compensation from Fund Complex(2)
William L. Bax	$168,750
Edward J. Condon, Jr.	175,000
Sharon Gist Gilliam	150,000
Sandra Polk Guthman	175,000
Michael H. Moskow	150,000(3)
Michael E. Murphy(1)	131,250
Mary Jacobs Skinner	150,000(4)
Richard P. Strubel	210,000
Casey J. Sylla	156,250

Interested Trustee

	Emerging Markets Equity Fund	Enhanced Large Cap Fund	Growth Equity Fund	Income Equity Fund	International Growth Equity Fund	Large Cap Value Fund	Mid Cap Growth Fund
Stephen N. Potter(5)	None	None	None	None	None	None	None

	Select Equity Fund	Small Cap Growth Fund	Small Cap Value Fund	Technology Fund	Arizona Tax-Exempt Fund	Bond Index Fund	California Intermediate Tax-Exempt Fund
Stephen N. Potter(5)	None	None	None	None	None	None	None

	California Tax-Exempt Fund	Fixed Income Fund	Global Fixed Income Fund	High Yield Fixed Income Fund	High Yield Municipal Fund	Intermediate Tax-Exempt Fund	Short-Intermediate Tax-Exempt Fund
Stephen N. Potter(5)	None	None	None	None	None	None	None

	Short- Intermediate U.S. Government Fund	Tax-Exempt Fund	U.S. Government Fund	California Municipal Money Market Fund	Money Market Fund	Municipal Money Market Fund	U.S. Government Money Market Fund	U.S. Government Select Money Market Fund
Stephen N. Potter(5)	None	None	None	None	None	None	None	None

Total Compensation from Fund Complex(2)
Stephen N. Potter(5)	None

(1)	Mr. Murphy served as a Trustee of the Northern Funds Complex until December 31, 2008.

(2)	As of March 31, 2009, the Northern Funds Complex offered Northern Funds (41 portfolios) and Northern Institutional Funds (24 portfolios).

(3)

For the fiscal year ended March 31, 2009, Mr. Moskow elected to defer $112,500 of $150,000 total compensation, of which Mr. Moskow earned $1,187.58 in accrued interest from the previous year’s deferred compensation.

(4)

For the fiscal year ended March 31, 2009, Ms. Skinner elected to defer $75,000 of $150,000 total compensation, of which Ms. Skinner earned $4,608.56 in accrued interest from previous years’ deferred compensation.

(5)	As an “interested Trustee” who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Potter does not receive any compensation from the Trust for his services.

The Trust does not provide pension or retirement benefits to its Trustees.

Each Trustee is entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Under the D.C. Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Drinker Biddle & Reath LLP, of which Ms. McCarthy is a partner, receives fees from the Trust for legal services. Northern Trust Corporation and/or its affiliates, of which Mses. Chappell, Hill and Palmersheim and Messrs. Crabill, Meacham, Pryszcz, Rein, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

NTI and NTGIL, each a subsidiary of The Northern Trust Company (“TNTC”), serve jointly as the Investment Adviser of the Global Fixed Income and International Growth Equity Funds. NTI serves as the Investment Adviser of each of the other Funds. NTI and NTGIL are referred to together as the “Investment Adviser.” TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI and TNTC are located at 50 South LaSalle Street, Chicago, Illinois 60603. NTGIL is located at 50 Bank Street, Canary Wharf, London, E145NT, United Kingdom. Unless otherwise indicated, NTI, TNTC and NTGIL are referred to collectively in this Additional Statement as “Northern Trust.”

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

NTGIL was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority. It is also registered as an investment adviser under the Advisers Act with respect to its U.S. clients. NTGIL primarily manages the assets of foreign and U.S. institutional clients including U.S. mutual funds.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients.

Northern Trust is one of the nation’s largest providers of trust and investment management services and one of the largest banking organizations in the United States. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist: (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and also may provide educational material to their employees; (ii) employers who provide post-retirement Employees’ Beneficiary Associations (“VEBA”) and require investments that respond to the impact of federal regulations; (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs; and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of June 30, 2009, Northern Trust had assets under custody of $3.2 trillion, and assets under investment management of $558.9 billion.

Investment Advisory and Ancillary Services Agreement

Under the Trust’s Investment Advisory and Ancillary Services Agreement with the Investment Adviser for the Funds (the “Advisory Agreement”), the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Fund and also provides certain ancillary services.

The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Funds, if any, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Advisory Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees, and the initial shareholder of the Trust.

The Advisory Agreement provides that generally in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain best net price and execution or, use its best judgment to obtain the best overall terms available.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

The Investment Adviser and its affiliates also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such Other Account or investment company.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds’ interests.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts of the Investment Adviser, the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

From time to time, the Investment Adviser may voluntarily waive a portion or all of its fees otherwise payable to it with respect to the Funds.

For the fiscal years indicated below, the amount of advisory fees paid by each of the Funds, after voluntary fee waivers, if any, was as follows:

	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Emerging Markets Equity Fund(1)	$ 1,724,379	$ 2,273,475	$ 718,743
Enhanced Large Cap Value Fund	$ 132,871	$ 434,117	$ 236,962
Growth Equity Fund	$ 1,907,069	$ 4,571,035	$ 5,308,898
Income Equity Fund	$ 2,582,376	$ 4,304,143	$ 3,230,044
International Growth Equity Fund	$ 5,699,306	$11,703,568	$12,886,084
Large Cap Value Fund	$ 3,185,713	$ 8,917,886	$10,020,634
Mid Cap Growth Fund	$ 1,122,411	$ 1,622,106	$ 1,952,459
Select Equity Fund	$ 979,878	$ 1,465,830	$ 1,734,755
Small Cap Growth Fund	$ 397,264	$ 517,136	$ 564,569
Small Cap Value Fund	$ 9,061,454	$ 8,533,441	$ 5,542,944
Technology Fund	$ 862,543	$ 1,405,181	$ 1,725,784
Arizona Tax-Exempt Fund	$ 452,215	$ 338,633	$ 286,136
Bond Index Fund(2)	$ 1,423,899	$ 582,992	$ 16,645
California Intermediate Tax-Exempt Fund	$ 941,071	$ 702,640	$ 470,251
California Tax-Exempt Fund	$ 728,361	$ 692,434	$ 545,163
Fixed Income Fund	$ 7,446,004	$ 7,729,420	$ 6,318,937
Global Fixed Income Fund	$ 659,023	$ 322,075	$ 267,567
High Yield Fixed Income Fund	$10,347,317	$12,669,741	$11,104,694
High Yield Municipal Fund	$ 2,313,370	$ 2,292,221	$ 1,766,876
Intermediate Tax-Exempt Fund	$ 4,960,826	$ 3,740,594	$ 3,160,748
Short-Intermediate Tax-Exempt Fund(3)	$ 1,703,901	$ 337,710	N/A
Short-Intermediate U.S. Government Fund	$ 3,617,833	$ 1,639,728	$ 932,836
Tax-Exempt Fund	$ 4,394,113	$ 3,604,302	$ 2,858,893
U.S. Government Fund	$ 929,414	$ 976,765	$ 1,014,227
California Municipal Money Market Fund	$ 6,723,202	$ 5,342,306	$ 4,663,883
Money Market Fund	$41,882,258	$44,792,948	$42,427,474
Municipal Money Market Fund	$34,757,707	$23,804,275	$23,003,848
U.S. Government Money Market Fund	$ 7,769,219	$ 4,089,447	$ 3,064,216
U.S. Government Select Money Market Fund	$14,200,171	$ 5,212,238	$ 4,122,495

The Investment Adviser did not voluntarily waive advisory fees for the Funds during the fiscal years ended March 31, 2009, 2008 and 2007.

(1)	The Fund commenced operations on April 25, 2006.

(2)	The Fund commenced operations on February 27, 2007.

(3)	The Fund commenced operations on August 22, 2007.

As compensation for advisory services and the assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets). The tables also reflect the advisory fees paid (after voluntary waivers (if any)) by the Funds for the fiscal year ended March 31, 2009.*

	CONTRACTUAL RATE					ADVISORY FEE PAID
	For Fiscal Year Ended 3/31/09(1)			For Fiscal Year Ended 3/31/08	For Fiscal Year Ended 3/31/07	For Fiscal Year Ended 3/31/09
	First $1 Billion	Next $1 Billion	Over $2 Billion
Growth Equity Fund	0.85%	0.80%	0.77%	0.85%	0.85%	0.85%
Income Equity Fund	0.85%	0.80%	0.77%	0.85%	0.85%	0.85%
International Growth Equity Fund	1.00%	0.94%	0.90%	1.00%	1.00%	1.00%
Large Cap Value Fund	0.85%	0.80%	0.77%	0.85%	0.85%	0.85%
Mid Cap Growth Fund	0.85%	0.80%	0.77%	0.85%	0.85%	0.85%
Select Equity Fund	0.85%	0.80%	0.77%	0.85%	0.85%	0.85%
Small Cap Growth Fund	1.00%	0.94%	0.90%	1.00%	1.00%	1.00%
Technology Fund	1.00%	0.94%	0.90%	1.00%	1.00%	1.00%
Arizona Tax-Exempt Fund	0.55%	0.52%	0.50%	0.55%	0.55%	0.55%
California Intermediate Tax-Exempt Fund	0.55%	0.52%	0.50%	0.55%	0.55%	0.55%
California Tax-Exempt Fund	0.55%	0.52%	0.50%	0.55%	0.55%	0.55%
High Yield Municipal Fund	0.65%	0.61%	0.59%	0.65%	0.65%	0.65%
Intermediate Tax-Exempt Fund	0.55%	0.52%	0.50%	0.55%	0.55%	0.55%
Tax-Exempt Fund	0.55%	0.52%	0.50%	0.55%	0.55%	0.55%
Fixed Income Fund	0.70%	0.66%	0.63%	0.70%	0.70%	0.70%
Global Fixed Income Fund	0.85%	0.80%	0.77%	0.85%	0.85%	0.85%
High Yield Fixed Income Fund	0.70%	0.66%	0.63%	0.70%	0.70%	0.70%
Short-Intermediate U.S. Government Fund	0.70%	0.66%	0.63%	0.50%	N/A	0.70%
U.S. Government Fund	0.70%	0.66%	0.63%	0.70%	0.70%	0.70%

	CONTRACTUAL RATE			ADVISORY FEE PAID
	For Fiscal Year Ended 3/31/09	For Fiscal Year Ended 3/31/08	For Fiscal Year Ended 3/31/07	For Fiscal Year Ended 3/31/09
Emerging Markets Equity Fund(2)	0.35%	0.35%	0.35%	0.35%
Enhanced Large Cap Value Fund	0.30%	0.30%	0.30%	0.30%
Small Cap Value Fund	0.85%	0.85%	0.85%	0.85%
Bond Index Fund(3)	0.15%	0.15%	0.15%	0.15%
Short-Intermediate Tax-Exempt Fund(4)	0.50%	0.50%	N/A	0.50%
California Municipal Money Market Fund	0.40%	0.40%	0.40%	0.40%
Money Market Fund	0.40%	0.40%	0.40%	0.40%
Municipal Money Market Fund	0.40%	0.40%	0.40%	0.40%
U.S. Government Money Market Fund	0.40%	0.40%	0.40%	0.40%
U.S. Government Select Money Market Fund	0.40%	0.40%	0.40%	0.40%

*	Effective July 31, 2008, the contractual advisory fee rates payable to the Investment Adviser were amended to reflect breakpoints at various asset levels of the Growth Equity, Income Equity, International Growth Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Technology, Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Tax-Exempt, Fixed Income Global Fixed Income, High Yield Fixed Income, Short-Intermediate U.S. Government and U.S. Government Funds as shown in the first table above.

(1)	Prior to July 31, 2008. the contractual advisory fee rates payable to the Investment Adviser were the same as those for the fiscal year ended March 31, 2008.

(2)	The Fund commenced operations on April 25, 2006.

(3)	The Fund commenced operations on February 27, 2007.

(4)	The Fund commenced operations on August 22, 2007.

Transfer Agency Agreement

Under its Transfer Agency Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as income disbursing agent; and (vii) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by TNTC under the Transfer Agency Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily net assets of each of the Funds. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency Agreement.

For the fiscal years indicated below, the amount of transfer agency fees paid by each of the Funds was as follows:

	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Emerging Markets Equity Fund(1)	$ 492,675	$ 649,560	$ 205,354
Enhanced Large Cap Value Fund	$ 44,290	$ 144,704	$ 78,986
Growth Equity Fund	$ 224,358	$ 537,763	$ 624,569
Income Equity Fund	$ 303,805	$ 506,364	$ 380,001
International Growth Equity Fund	$ 569,922	$ 1,170,343	$ 1,288,594
Large Cap Value Fund	$ 374,785	$ 1,049,151	$ 1,178,885
Mid Cap Growth Fund	$ 132,047	$ 190,834	$ 229,699
Select Equity Fund	$ 115,278	$ 172,449	$ 204,087
Small Cap Growth Fund	$ 39,726	$ 51,713	$ 56,456
Small Cap Value Fund	$ 1,066,040	$ 1,003,923	$ 652,104
Technology Fund	$ 86,253	$ 140,516	$ 172,577
Arizona Tax-Exempt Fund	$ 82,220	$ 61,569	$ 52,024
Bond Index Fund(2)	$ 949,247	$ 388,655	$ 11,096
California Intermediate Tax-Exempt Fund	$ 171,102	$ 127,751	$ 85,499
California Tax-Exempt Fund	$ 132,428	$ 125,896	$ 99,120
Fixed Income Fund	$ 1,063,699	$ 1,104,190	$ 902,696
Global Fixed Income Fund	$ 77,531	$ 37,891	$ 31,478
High Yield Fixed Income Fund	$ 1,479,992	$ 1,809,942	$ 1,586,368
High Yield Municipal Fund	$ 355,898	$ 352,646	$ 271,825
Intermediate Tax-Exempt Fund	$ 901,957	$ 680,101	$ 574,676
Short-Intermediate Tax-Exempt Fund(3)	$ 340,776	$ 67,541	N/A
Short-Intermediate U.S. Government Fund	$ 516,826	$ 234,244	$ 133,261
Tax-Exempt Fund	$ 798,920	$ 655,321	$ 519,793
U.S. Government Fund	$ 132,772	$ 139,536	$ 144,888
California Municipal Money Market Fund	$ 1,680,774	$ 1,335,561	$ 1,165,960
Money Market Fund	$10,470,396	$11,198,108	$10,606,772
Municipal Money Market Fund	$ 8,689,291	$ 5,950,999	$ 5,750,910
U.S. Government Money Market Fund	$ 1,942,274	$ 1,022,349	$ 766,047
U.S. Government Select Money Market Fund	$ 3,549,990	$ 1,303,043	$ 1,030,615

(1)	The Fund commenced operations on April 25, 2006.

(2)	The Fund commenced operations on February 27, 2007.

(3)	The Fund commenced operations on August 22, 2007.

Custodian and Foreign Custody Agreements

Under its Custodian Agreement (and in the case of the Emerging Markets Equity, Global Fixed Income, and International Growth Equity Funds, its Foreign Custody Agreement) with the Trust, TNTC (the “Custodian”) (i) holds each Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund’s investments held by the Custodian and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust’s custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian also may appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve the Custodian of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the International Funds’ foreign securities.

As compensation for the services rendered with respect to the Trust by the Custodian to each Fund (except the Emerging Markets Equity, Global Fixed Income and the International Growth Equity Funds), and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund; plus (ii) 1/100th of 1% annually of each Fund’s average daily net assets to the extent they exceed $100 million; plus (b) a basic accounting fee of (i) $25,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund’s average daily net assets to the extent they exceed $50 million; plus (c) a fixed dollar fee for each trade in portfolio securities; plus (d) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (e) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the Emerging Markets Equity, International Growth Equity and Global Fixed Income Funds and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for the Emerging Markets Equity, International Growth Equity and Global Fixed Income Funds; plus (ii) 9/100th of 1% annually of each Fund’s average daily net assets; plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the Emerging Markets Equity, International Growth Equity and Global Fixed Income Funds by it, the Custodian is entitled to receive $25,000 for the first $50 million of each of those Fund’s average daily net assets and 1/100th of 1% of each Fund’s average daily net assets in excess of $50 million.

The Custodian’s fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Funds’ daily-uninvested U.S. cash balances (if any).

For the fiscal years indicated below, the amount of custody and fund accounting fees paid by each Fund was as follows:

	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Emerging Markets Equity Fund(1)	$ 546,017	$ 687,727	$ 263,453
Enhanced Large Cap Value Fund	$ 69,853	$ 93,968	$ 95,003
Growth Equity Fund	$ 114,542	$ 151,507	$ 163,227
Income Equity Fund	$ 94,895	$ 125,721	$ 109,222
International Growth Equity Fund	$ 639,301	$1,228,605	$1,338,338
Large Cap Value Fund	$ 111,068	$ 237,757	$ 270,892
Mid Cap Growth Fund	$ 103,240	$ 90,826	$ 88,569
Select Equity Fund	$ 83,129	$ 82,891	$ 86,612
Small Cap Growth Fund	$ 75,359	$ 66,411	$ 63,160
Small Cap Value Fund	$ 532,897	$ 303,533	$ 281,311
Technology Fund	$ 59,013	$ 64,682	$ 70,958
Arizona Tax-Exempt Fund	$ 51,498	$ 49,538	$ 48,535
Bond Index Fund(2)	$ 240,942	$ 110,184	$ 6,120
California Intermediate Tax-Exempt Fund	$ 67,727	$ 51,971	$ 47,669
California Tax-Exempt Fund	$ 60,011	$ 56,154	$ 52,155
Fixed Income Fund	$ 260,530	$ 264,145	$ 223,312
Global Fixed Income Fund	$ 135,125	$ 93,768	$ 88,359
High Yield Fixed Income Fund	$ 342,008	$ 307,860	$ 226,198
High Yield Municipal Fund	$ 105,931	$ 100,652	$ 87,223
Intermediate Tax-Exempt Fund	$ 218,909	$ 150,115	$ 144,392
Short-Intermediate Tax-Exempt Fund(3)	$ 102,517	$ 34,050	N/A
Short-Intermediate U.S. Government Fund	$ 144,515	$ 86,245	$ 55,635
Tax-Exempt Fund	$ 200,794	$ 143,382	$ 135,343
U.S. Government Fund	$ 65,899	$ 65,162	$ 63,621
California Municipal Money Market Fund	$ 378,724	$ 276,301	$ 243,042
Money Market Fund	$2,202,375	$2,037,889	$2,116,620
Municipal Money Market Fund	$1,812,131	$1,102,028	$1,145,891
U.S. Government Money Market Fund	$ 461,759	$ 161,915	$ 137,814
U.S. Government Select Money Market Fund	$ 785,771	$ 297,303	$ 220,161

Unless sooner terminated, the Trust’s Advisory Agreement will continue in effect with respect to each Fund until June 30, 2010 and the Trust’s Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement will continue in effect with respect to each Fund until March 31, 2010. Thereafter, each of the foregoing Agreements will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the applicable Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). Each Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian, or Transfer Agent, as the case may be, on 60 days’ written notice.

Northern Trust and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust or an affiliate is serving as a principal underwriter. In the opinion of Northern Trust, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.

In the Advisory Agreement, the Investment Adviser agrees that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Advisory Agreement provides that at such time as the Advisory Agreement is no longer in effect, the Trust will cease using the name “Northern.”

(1)	The Fund commenced operations on April 25, 2006.

(2)	The Fund commenced operations on February 27, 2007.

(3)	The Fund commenced operations on August 22, 2007.

BROKERAGE TRANSACTIONS

The amount of brokerage commissions paid by a Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal years indicated, the amount of commissions paid by each Fund was as follows:

	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Emerging Markets Equity Fund(1)	$ 318,531	$ 293,111	$ 332,014
Enhanced Large Cap Fund	$ 60,991	$ 234,982	$ 94,171
Growth Equity Fund	$ 252,742	$ 816,678	$ 1,220,495
Income Equity Fund	$ 70,199	$ 332,867	$ 166,901
International Growth Equity Fund	$1,393,240	$3,621,861	$ 2,787,994
Large Cap Value Fund	$ 681,738	$1,608,656	$ 1,375,225
Mid Cap Growth Fund	$ 731,096	$ 834,815	$ 712,945
Select Equity Fund	$ 306,268	$ 403,424	$ 614,250
Small Cap Growth Fund	$ 215,992	$ 314,998	$ 239,515
Small Cap Value Fund	$ 337,775	$ 417,420	$ 253,634
Technology Fund	$ 198,559	$ 494,462	$566,718.91

For the fiscal years ended March 31, 2009, 2008 and 2007, all Fund transactions for the Fixed Income and Money Market Funds were executed on a principal basis and, therefore, no brokerage commissions were paid by the Fixed Income and Money Market Funds. Purchases by the Fixed Income and Money Market Funds from underwriters of Fund securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer’s cost for a given security and the resale price of the security.

No commissions were paid by the Funds described in this Additional Statement to any direct or indirect “affiliated” persons (as defined in the 1940 Act) of the Funds. Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

(1)	The Fund commenced operations on April 25, 2006.

During the fiscal year ended March 31, 2009, the Trust directed brokerage transactions to brokers because of research services provided. The amounts of such transactions and related commissions are as follows:

Fund	Amount of Research Commission Transactions (if applicable)	Amount of Research Commissions
Income Equity Fund	$ 29,000,286	$ 42,330
Growth Equity Fund	$107,218,225	$126,880
Large Cap Value Fund	$131,609,710	$195,580
Select Equity Fund	$110,828,841	$113,972
Technology Fund	$ 94,353,547	$148,289
Small Cap Growth Fund	$ 43,606,510	$ 65,248
Mid Cap Growth Fund	$226,525,180	$209,081

The Trust is required to identify any securities of its “regular brokers or dealers” or their parents which the Funds acquired during its most recent fiscal year.

During the fiscal year ended March 31, 2009, the Emerging Markets Equity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Deutsche	N/A	$0
JP Morgan Chase	N/A	$0
UBS	N/A	$0

During the fiscal year ended March 31, 2009, the Enhanced Large Cap Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$ 0
Deutsche	N/A	$ 0
Goldman	N/A	$231,000
JP Morgan Chase	N/A	$406,000
Merrill Lynch	N/A	$ 0
Morgan Stanley	N/A	$170,000
UBS	N/A	$ 0

During the fiscal year ended March 31, 2009, the Growth Equity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$ 0
Deutsche	N/A	$ 0
Goldman	N/A	$2,637,000
JP Morgan Chase	N/A	$2,759,000
Morgan Stanley	N/A	$1,644,000
UBS	N/A	$ 0

During the fiscal year ended March 31, 2009, the Income Equity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$0
Deutsche	N/A	$0
JP Morgan Chase	N/A	$0
UBS	N/A	$0

During the fiscal year ended March 31, 2009, the International Growth Equity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$0
Deutsche	N/A	$0
JP Morgan Chase	N/A	$0
UBS	N/A	$0

During the fiscal year ended March 31, 2009, the Large Cap Value Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$ 0
Deutsche	N/A	$ 0
Goldman	N/A	$4,592,000
JP Morgan Chase	N/A	$ 0
Merrill Lynch	N/A	$ 0
Morgan Stanley	N/A	$ 0
UBS	N/A	$ 0

During the fiscal year ended March 31, 2009, the Mid Cap Growth Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$0
Deutsche	N/A	$0
JP Morgan Chase	N/A	$0
UBS	N/A	$0

During the fiscal year ended March 31, 2009, the Select Equity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$ 0
Deutsche	N/A	$ 0
JP Morgan Chase	N/A	$ 0
Goldman	N/A	$774,000
Morgan Stanley	N/A	$442,000
UBS	N/A	$ 0

During the fiscal year ended March 31, 2009, the Small Cap Growth Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$0
Deutsche	N/A	$0
JP Morgan Chase	N/A	$0
UBS	N/A	$0

During the fiscal year ended March 31, 2009, the Small Cap Value Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$ 0
Deutsche	N/A	$ 0
JP Morgan Chase	N/A	$ 0
Investment Technology Group	N/A	$620,000
UBS	N/A	$ 0

During the fiscal year ended March 31, 2009, the Technology Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$0
Deutsche	N/A	$0
JP Morgan Chase	N/A	$0
UBS	N/A	$0

During the fiscal year ended March 31, 2009, the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund and Tax-Exempt Fund did not acquire, sell or own any securities of their regular broker/dealers or their parent companies.

During the fiscal year ended March 31, 2009, the Bond Index Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$ 8,916,281
Credit Suisse First Boston	N/A	$ 6,953,151
Deutsche	N/A	$ 1,237,802
Goldman	N/A	$ 7,581,567
JP Morgan Chase	N/A	$12,593,812
Merrill Lynch	N/A	$ 6,055,966
Morgan Stanley	N/A	$11,836,161
UBS	N/A	$ 4,726,216

During the fiscal year ended March 31, 2009, the Fixed Income Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$10,271,000
Deutsche	N/A	$ 0
JP Morgan Chase	N/A	$ 4,886,000
Goldman	N/A	$10,717,000
Merrill Lynch	N/A	$ 0
Morgan Stanley	N/A	$10,844,000
UBS AG	N/A	$ 0

During the fiscal year ended March 31, 2009, the Global Fixed Income Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$0
Deutsche	N/A	$0
JP Morgan Chase	N/A	$0
UBS	N/A	$0

During the fiscal year ended March 31, 2009, the High Yield Fixed Income Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$0
Deutsche	N/A	$0
JP Morgan Chase	N/A	$0
Merrill Lynch	N/A	$0
UBS	N/A	$0

During the fiscal year ended March 31, 2009, the Short-Intermediate U.S. Government Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$6,020,000
Deutsche	N/A	$ 0
Goldman	N/A	$ 0
JP Morgan Chase	N/A	$ 0
Morgan Stanley	N/A	$5,842,000
UBS	N/A	$ 0

During the fiscal year ended March 31, 2009, the U.S. Government Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$1,204,000
Deutsche	N/A	$ 0
Goldman	N/A	$ 0
JP Morgan Chase	N/A	$ 0
Morgan Stanley	N/A	$1,493,000
UBS	N/A	$ 0

During the fiscal year ended March 31, 2009, the California Municipal Money Market Fund, the Municipal Money Market Fund and the U.S. Government Select Money Market Fund did not acquire, sell or own any securities of their regular broker/dealers or their parent companies.

During the fiscal year ended March 31, 2009, the Money Market Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$ 13,330,000
Deutsche	N/A	$ 0
Goldman	N/A	$130,000,000
JP Morgan Chase	N/A	$800,000,000
Morgan Stanley	N/A	$ 14,952,000
UBS	N/A	$ 22,428,000

During the fiscal year ended March 31, 2009, the U.S. Government Money Market Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citigroup	N/A	$ 65,534,000
Goldman	N/A	$250,000,000
JP Morgan Chase	N/A	$100,000,000
Morgan Stanley	N/A	$ 25,099,000
UBS	N/A	$ 37,649,000

PORTFOLIO MANAGERS

Fund	Portfolio Manager(s)

Emerging Markets Equity Fund	Shaun Murphy and Steven J. Santiccioli
Enhanced Large Cap Fund	Peter Stournaras and Joseph E. Wolfe
Growth Equity Fund	John S. Cole and George P. Maris
Income Equity Fund	Jackie M. Benson
International Growth Equity Fund	George P. Maris
Large Cap Value Fund	Stephen G. Atkins, Donna Renaud, Douglas McEldowney and Betsy Turner
Mid Cap Growth Fund	David P. Kalis
Select Equity Fund	Joseph R. Diehl, Jr. and Greg M. Newman
Small Cap Growth Fund	David P. Kalis, Matthew Peron and Michael J. Towle
Small Cap Value Fund	Robert H. Bergson
Technology Fund	Deborah Koch and Matthew Peron
Arizona Tax-Exempt Fund	Eric V. Boeckmann
Bond Index Fund	Louis D’Arienzo
California Intermediate Tax-Exempt Fund	Eric V. Boeckmann
California Tax-Exempt Fund	Eric V. Boeckmann
Fixed Income Fund	Colin A. Roberston
Global Fixed Income Fund	David Blake and Daniel J. Smith
High Yield Fixed Income Fund	Richard J. Inzunza
High Yield Municipal Fund	M. Jane McCart
Intermediate Tax-Exempt Fund	Timothy T.A. McGregor
Short-Intermediate Tax-Exempt Fund	Timothy P. Blair
Short-Intermediate U.S. Government Fund	Daniel J. Personette
Tax-Exempt Fund	Timothy T.A. McGregor
U.S. Government Fund	Daniel J. Personette
California Municipal Money Market Fund	Kurt Stoeber
Money Market Fund	Peter Yi
Municipal Money Market Fund	Kurt Stoeber
U.S. Government Money Market Fund	Mary Ann Flynn
U.S. Government Select Money Market Fund	Mary Ann Flynn

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including all Northern Funds managed by the portfolio manager.

The table below discloses accounts within each type of category listed below for which Stephen G. Atkins was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$221.9	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	1	$ 12.1	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	0	$ 0	0	$0

The table below discloses accounts within each type of category listed below for which Jackie M. Benson was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$214.8	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	0	$ 0	0	$0

The table below discloses accounts within each type of category listed below for which Robert H. Bergson was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$905.7	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	3	$267.7	0	$0
Other Accounts:	2	$591.2	0	$0

The table below discloses accounts within each type of category listed below for which Timothy P. Blair was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$ 738.7	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	229	$2,020.0	0	$0

The table below discloses accounts within each type of category listed below for which David Blake was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$80.4	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	0	$ 0	0	$0

The table below discloses accounts within each type of category listed below for which Eric V. Boeckmann was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	3	$ 404.6	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	155	$2,544.0	0	$0

The table below discloses accounts within each type of category listed below for which John S. Cole was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.1

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	2	$208.3	0	$0
Northern Institutional Funds:	2	$ 88.4	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	0	$ 0	0	$0

The table below discloses accounts within each type of category listed below for which Louis D’Arienzo was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

[1]

Prior to July 31, 2009, John S. Cole was a manager of the Select Equity Fund, which is included in the “Total # of Accounts Managed” and “Total Assets (in Millions)” listed for “Northern Funds” as of March 31, 2009 in the table above. Effective July 31, 2009, Mr. Cole no longer manages the Fund.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$1,292.3	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	1	$ 209.4	0	$0
Other Pooled Investment Vehicles:	4	$6,100.0	0	$0
Other Accounts:	1	$2,040.0	0	$0

The table below discloses accounts within each type of category listed below for which Joseph R. Diehl, Jr. was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.1

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	0	$ 0	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	302	$446.9	0	$0

The table below discloses accounts within each type of category listed below for which Mary Ann Flynn was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	2	$ 7,320.3	0	$0
Northern Institutional Funds:	2	$28,507.4	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	0	$ 0	0	$0

The table below discloses accounts within each type of category listed below for which Richard J. Inzunza was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

[1]	Effective July 31, 2009, Joseph R. Diehl, Jr. is a portfolio manager of the Select Equity Fund.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$1,398.7	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	3	$ 71.1	0	$0

The table below discloses accounts within each type of category listed below for which David P. Kalis was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$99.1	0	$0
Northern Institutional Funds:	1	$ 1.6	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	1	$ 0.4	0	$0
Other Accounts:	1	$16.8	0	$0

The table below discloses accounts within each type of category listed below for which Deborah Koch was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$62.7	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	0	$ 0	0	$0

The table below discloses accounts within each type of category listed below for which George P. Maris was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	2	$ 76.7	0	$0
Northern Institutional Funds:	1	$112.6	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	1	$ 20.1	0	$0
Other Accounts:	17	$374.8	0	$0

The table below discloses accounts within each type of category listed below for which M. Jane McCart was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$327.3	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	0	$ 0	0	$0

The table below discloses accounts within each type of category listed below for which Douglas McEldowney was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$221.7	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	0	$ 0	0	$0

The table below discloses accounts within each type of category listed below for which Timothy T. A. McGregor was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	2	$2,091.3	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	169	$3,590.0	0	$0

The table below discloses accounts within each type of category listed below for which Shaun Murphy was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	4	$ 1,400.4	0	$0
Northern Institutional Funds:	1	$ 62.9	0	$0
Other Registered Investment Companies:	2	$ 333.6	0	$0
Other Pooled Investment Vehicles:	17	$ 8,541.8	0	$0
Other Accounts:	28	$32,565.0	0	$0

The table below discloses accounts within each type of category listed below for which Greg M. Newman was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009. 1

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	0	$ 0	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	302	$446.9	0	$0

The table below discloses accounts within each type of category listed below for which Matthew Peron was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	2	$91.7	0	$0
Northern Institutional Funds:	1	$ 1.5	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	0	$ 0	0	$0

The table below discloses accounts within each type of category listed below for which Daniel J. Personette was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

[1]	Effective July 31, 2009, Greg M. Newman is a portfolio manager of the Select Equity Fund.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	2	$ 703.9	0	$0
Northern Institutional Funds:	2	$ 205.8	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	11	$10,020.0	0	$0
Other Accounts:	2	$19,240.0	0	$0

The table below discloses accounts within each type of category listed below for which Donna Renaud was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$221.7	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	0	$ 0	0	$0

The table below discloses accounts within each type of category listed below for which Colin A. Robertson was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$ 964.1	0	$0
Northern Institutional Funds:	4	$ 534.9	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	1	$7,700.0	0	$0
Other Accounts:	0	$ 0	0	$0

The table below discloses accounts within each type of category listed below for which Steven J. Santiccioli was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	2	$1,131.5	0	$0
Northern Institutional Funds:	1	$ 62.9	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	4	$4,172.5	0	$0
Other Accounts:	5	$4,398.7	0	$0

The table below discloses accounts within each type of category listed below for which Daniel J. Smith was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	0	$ 0	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	3	$2,955.0	0	$0
Other Accounts:	0	$ 0	0	$0

The table below discloses accounts within each type of category listed below for which Kurt Stoeber was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	2	$11,791.7	0	$0
Northern Institutional Funds:	2	$ 5,864.7	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	0	$ 0	0	$0

The table below discloses accounts within each type of category listed below for which Peter Stournaras was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$ 26.8	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	1	$ 40.0	0	$0
Other Pooled Investment Vehicles:	3	$175.0	0	$0
Other Accounts:	4	$205.0	0	$0

The table below discloses accounts within each type of category listed below for which Michael J. Towle was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$29.1	0	$0
Northern Institutional Funds:	1	$ 1.5	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	0	$ 0	0	$0

The table below discloses accounts within each type of category listed below for which Betsy Turner was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$221.7	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	0	$ 0	0	$0
Other Accounts:	0	$ 0	0	$0

The table below discloses accounts within each type of category listed below for Joseph E. Wolfe which was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$ 26.8	0	$0
Northern Institutional Funds:	0	$ 0	0	$0
Other Registered Investment Companies:	1	$ 40.0	0	$0
Other Pooled Investment Vehicles:	3	$175.0	0	$0
Other Accounts:	4	$205.0	0	$0

The table below discloses accounts within each type of category listed below for which Peter Yi was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2009.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
Northern Funds:	1	$ 9,777.9	0	$0
Northern Institutional Funds:	3	$13,419.7	0	$0
Other Registered Investment Companies:	0	$ 0	0	$0
Other Pooled Investment Vehicles:	1	$24,818.0	0	$0
Other Accounts:	0	$ 0	0	$0

Material Conflicts of Interest

The Investment Adviser’s portfolio managers are often responsible for managing one or more Northern Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A Fund’s manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

The Investment Adviser will give advice to and make investment decisions for the Trust as it believes is in the fiduciary interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for the Investment Adviser or its affiliates or other funds or accounts managed by the Investment Adviser or its affiliates. For example, other funds or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit the Investment Adviser or its affiliates or another account or fund managed by the Investment Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates. Actions taken with respect to the Investment Adviser and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit the Investment Adviser or its affiliates or its other funds or accounts.

To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

Portfolio Manager Compensation Structure

As of March 31, 2009, the compensation for the portfolio managers of the Emerging Markets Equity, Enhanced Large Cap, Growth Equity, Income Equity, International Growth Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Value, and Technology Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective product team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award for portfolio managers of all Equity Funds, except the Emerging Markets Equity Fund, is based primarily on the investment performance of the Funds. Performance is measured against each Fund’s Prospectus benchmark(s) and in some cases its Lipper peer group for the prior one-year and three-year periods on a pre-tax basis. The annual incentive award is not based on the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

As of March 31, 2009, the compensation for the portfolio managers of the Arizona Tax-Exempt, Bond Index, California Intermediate Tax-Exempt, California Tax-Exempt, Fixed Income, Global Fixed Income, High Yield Fixed Income, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate U.S. Government, Tax-Exempt, and U.S. Government Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the performance of its investment management business unit plus a qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her fixed-income product strategy team. For the Arizona Tax-Exempt, Bond Index, California Intermediate Tax-Exempt, California Tax-Exempt, Fixed Income, Global Fixed Income, High Yield Fixed Income, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate U.S. Government, Tax-Exempt, and U.S. Government Funds’ portfolio managers, while a quantitative evaluation of the performance of the Funds is a factor, the annual incentive award is not directly based on such performance. It is also not based on the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Disclosure of Securities Ownership

For the most recently completed fiscal year ended March 31, 2009, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Fund ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Stephen G. Atkins	Large Cap Value Fund	$1-$10,000
Jackie M. Benson	Income Equity Fund	$1-$10,000
Robert H. Bergson	Small Cap Value Fund	$1-$10,000
Timothy P. Blair	Short-Intermediate Tax-Exempt Fund	$0
David Blake	Global Fixed Income Fund	$0
Eric V. Boeckmann	Arizona Tax-Exempt Fund	$0
Eric V. Boeckmann	California Intermediate Tax-Exempt Fund	$0
Eric V. Boeckmann	California Tax-Exempt Fund	$0
John S. Cole	Growth Equity Fund	$50,001-$100,000
John S. Cole	Select Equity Fund	$50,001-$100,000
Louis D’Arienzo	Bond Index Fund	$0
Joseph R. Diehl, Jr.*	Select Equity Fund	$0
Mary Ann Flynn	U.S. Government Money Market Fund	$0
Mary Ann Flynn	U.S. Government Select Money Market Fund	$0
Richard J. Inzunza	High Yield Fixed Income Fund	$10,001-$50,000
David P. Kalis	Mid Cap Growth Fund	$0
David P. Kalis	Small Cap Growth Fund	$0
Deborah Koch	Technology Fund	$10,001-$50,000
George P. Maris	Growth Equity Fund	$100,001-$500,000
George P. Maris	International Growth Equity Fund	$0
M. Jane McCart	High Yield Municipal Fund	$10,001-$50,000
Douglas McEldowney	Large Cap Value Fund	$0
Timothy T. A. McGregor	Intermediate Tax-Exempt Fund	$0
Timothy T. A. McGregor	Tax-Exempt Fund	$0

*	Effective July 31, 2009, Joseph R. Diehl, Jr. is a portfolio manager of the Select Equity Fund.

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Shaun Murphy	Emerging Markets Equity Fund	$0
Greg M. Newman*	Select Equity Fund	$0
Matthew Peron	Small Cap Growth Fund	$50,001-$100,000
Matthew Peron	Technology Fund	$50,001-$100,000
Daniel J. Personette	Short-Intermediate U.S. Government Fund	$0
Daniel J. Personette	U.S. Government Fund	$0
Donna Renaud	Large Cap Value Fund	$0
Colin A. Robertson	Fixed Income Fund	$0
Steven J. Santiccioli	Emerging Markets Equity Fund	$0
Daniel J. Smith	Global Fixed Income Fund	$0
Kurt Stoeber	California Municipal Money Market Fund	$0
Kurt Stoeber	Municipal Money Market Fund	$0
Peter Stournaras	Enhanced Large Cap Fund	$10,001-$50,000
Robert N. Streed	Select Equity Fund	$50,001-$100,000
Michael J. Towle	Small Cap Growth Fund	$1-$10,000
Betsy Turner	Large Cap Value Fund	$0
Joseph E. Wolfe	Enhanced Large Cap Fund	$1-$10,000
Peter Yi	Money Market Fund	$0

PROXY VOTING

Northern Funds has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted Northern’s proxy voting policies and procedures (the “Proxy Voting Policy“) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.

The Proxy Guidelines provide that the Investment Adviser will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Investment Adviser will generally vote in favor of proposals to:

•	Repeal existing classified boards and elect directors on an annual basis;

•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;

•	Lower supermajority shareholder vote requirements for mergers and other business combinations;

•	Increase common share authorizations for a stock split;

•	Implement a reverse stock split; and

•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans.

The Proxy Guidelines also provide that the Investment Adviser will generally vote against proposals to:

* Effective July 31, 2009, Greg M. Newman is a portfolio manager of the Select Equity Fund.

•	Classify the board of directors;

•	Require that poison pill plans be submitted for shareholder ratification;

•	Adopt dual class exchange offers or dual class recapitalizations;

•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and

•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of a Fund. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies on securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by (iv) voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Adviser may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Adviser who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

This summary of Northern’s Proxy Voting Policies and Proxy Guidelines as adopted by the Investment Adviser is also posted in the resources section of the Northern Funds’ Web site, northernfunds.com. You may also obtain, upon request and without charge, a paper copy of Northern’s Proxy Voting Policies and Proxy Guidelines or a Statement of Additional Information by calling 800-595-9111.

Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust or by visiting the Northern Funds’ Web site at northernfunds.com or the SEC’s Web site, sec.gov.

ADMINISTRATOR AND DISTRIBUTOR

NTI (the “Administrator”) acts as administrator for the Funds under an Administration Agreement with the Trust. Subject to the general supervision of the Trust’s Board of Trustees, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust’s shareholders and the SEC; (v) preparing and arranging for printing of financial statements; (vi) preparing monthly Fund profile reports; (vii) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent; (viii) assisting the Trust’s Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Trust which will include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with each Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (ix) assisting in marketing strategy and product development; (x) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust’s service providers; (xi) performing “blue sky” compliance functions; (xii) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xiii) monitoring the Trust’s arrangements with respect to services provided by Service Organizations to their customers who are the beneficial owners of shares, pursuant to servicing arrangements between the Trust and such Servicing Agents.

Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, the Administrator is entitled to a fee from each Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each Fund.

Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC”) served as Co-Administrators (the “Co-Administrators”) for the Funds under a Co-Administration Agreement with the Trust. Each Fund paid a Co-Administration fee to NTI at an annual rate of 0.15% of the average daily net assets of each Fund. NTI, in turn, paid a portion of the fee to PNC. For the fiscal years indicated below, the Administrator and Co-Administrators (for periods prior to January 1, 2009) received fees under the Administration and Co-Administration Agreements, respectively, with the Trust in the amount of:

	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Emerging Markets Equity Fund(1)	$ 739,029	$ 974,355	$ 308,035
Enhanced Large Cap Value Fund	$ 66,436	$ 217,059	$ 118,481
Growth Equity Fund	$ 336,545	$ 806,656	$ 936,866
Income Equity Fund	$ 455,718	$ 759,557	$ 570,009
International Growth Equity Fund	$ 854,904	$ 1,755,540	$ 1,932,915
Large Cap Value Fund	$ 562,190	$ 1,573,749	$ 1,768,350
Mid Cap Growth Fund	$ 198,075	$ 286,255	$ 344,552
Select Equity Fund	$ 172,921	$ 258,677	$ 306,134
Small Cap Growth Fund	$ 59,590	$ 77,571	$ 84,686
Small Cap Value Fund	$ 1,599,095	$ 1,505,907	$ 978,168
Technology Fund	$ 129,383	$ 210,778	$ 258,868
Arizona Tax-Exempt Fund	$ 123,332	$ 92,355	$ 78,037
Bond Index Fund(2)	$ 1,423,899	$ 582,992	$ 16,645
California Intermediate Tax-Exempt Fund	$ 256,658	$ 191,630	$ 128,251
California Tax-Exempt Fund	$ 198,646	$ 188,846	$ 148,681
Fixed Income Fund	$ 1,595,584	$ 1,656,310	$ 1,354,060
Global Fixed Income Fund	$ 116,299	$ 56,837	$ 47,218
High Yield Fixed Income Fund	$ 2,220,036	$ 2,714,954	$ 2,379,581
High Yield Municipal Fund	$ 533,585	$ 528,977	$ 407,742
Intermediate Tax-Exempt Fund	$ 1,352,964	$ 1,020,167	$ 862,024
Short-Intermediate Tax-Exempt Fund(3)	$ 511,174	$ 101,314	N/A
Short-Intermediate U.S. Government Fund	$ 775,255	$ 351,372	$ 199,894
Tax-Exempt Fund	$ 1,198,404	$ 982,996	$ 779,700
U.S. Government Fund	$ 199,162	$ 209,308	$ 217,335
California Municipal Money Market Fund	$ 2,521,214	$ 2,003,373	$ 1,748,962
Money Market Fund	$15,705,931	$16,797,420	$15,910,351
Municipal Money Market Fund	$13,034,208	$ 8,926,638	$ 8,626,469
U.S. Government Money Market Fund	$ 2,913,472	$ 1,533,549	$ 1,149,084
U.S. Government Select Money Market Fund	$ 5,325,074	$ 1,954,598	$ 1,545,940

Unless sooner terminated, the Administration Agreement will continue in effect until June 30, 2010, and thereafter for successive one-year terms with respect to each Fund, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Fund (as defined below under “Description of Shares”), provided that in either event the continuance also is approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days’ written notice to the Administrator. The Administrator may terminate the Administration Agreement at any time without penalty after at least 60 days’ written notice to the Trust. The Administration Agreement provides that the Administrator may render similar services to others so long as its services under such Agreement are not impaired thereby. The Administration Agreement also provides that the Trust will indemnify the Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of the Administrator, or the Administrator’s breach of confidentiality.

The Trust also has entered into a Distribution Agreement under which NFD, with principal offices at 10 High Street, Suite 302, Boston, Massachusetts 02110, as agent, sells shares of each Fund on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement with NFD under which it makes payments to NFD in consideration for its services under the Distribution Agreement. The payments made by the

(1)	The Fund commenced operations on April 25, 2006.

(2)	The Fund commenced operations on February 27, 2007.

(3)	The Fund commenced operations on August 22, 2007.

Investment Adviser to NFD do not represent an additional expense to the Trust or its shareholders. NFD is a wholly-owned subsidiary of Foreside Distributors, LLC (“Foreside Distributors”), based in Boston, Massachusetts, and an indirect wholly-owned subsidiary of Foreside Financial Group, LLC. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under a License Agreement (the “License Agreement”) with NFD, Northern Trust Corporation agrees that the name “Northern Funds” may be used in connection with the Trust’s business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the Agreement is no longer in effect, NFD will cease using the name “Northern Funds.”

SERVICE ORGANIZATIONS

As stated in the Funds’ Prospectuses, the Funds may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Funds; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

The Funds’ arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Trustees, and which are substantially similar except that the Distribution and Service Plan contemplates the provision of distribution services. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds’ arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds’ arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Disinterested Trustees.

For the fiscal years indicated below, the following Funds paid fees under the Service Plan.

	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Emerging Markets Equity Fund(1)	$ 15,786	$ 0	$ 0
Enhanced Large Cap Value Fund	$ 92	$ 0	$ 0
Growth Equity Fund	$ 11,182	$ 20,205	$ 15,164
Income Equity Fund	$ 356,338	$ 672,255	$296,908
International Growth Equity Fund	$ 16,784	$ 35,016	$ 17,185
Large Cap Value Fund	$ 128,636	$ 295,157	$330,239
Mid Cap Growth Fund	$ 8,121	$ 8,662	$ 8,023
Select Equity Fund	$ 46,956	$ 85,798	$126,022
Small Cap Growth Fund	$ 7,875	$ 8,060	$ 6,975
Small Cap Value Fund	$2,200,644	$1,763,811	$442,840
Technology Fund	$ 46,131	$ 59,767	$ 86,014
Arizona Tax-Exempt Fund	$ 4,237	$ 2,728	$ 1,051
Bond Index Fund(2)	$ 0	$ 0	$ 0
California Intermediate Tax-Exempt Fund	$ 1,109	$ 1,855	$ 1,458
California Tax-Exempt Fund	$ 16,194	$ 5,752	$ 7,453
Fixed Income Fund	$ 10,486	$ 8,050	$ 2,567
Global Fixed Income Fund	$ 16,822	$ 3,872	$ 1,215
High Yield Fixed Income Fund	$ 239,356	$ 318,153	$251,373
High Yield Municipal Fund	$ 18,084	$ 57,305	$ 42,912
Intermediate Tax-Exempt Fund	$ 22,335	$ 16,337	$ 11,747
Short-Intermediate Tax-Exempt Fund(3)	$ 0	$ 0	N/A
Short-Intermediate U.S. Government Fund	$ 10,843	$ 955	$ 1,520
Tax-Exempt Fund	$ 57,683	$ 41,168	$ 27,596
U.S. Government Fund	$ 9,334	$ 31,672	$ 31,480
California Municipal Money Market Fund	$ 0	$ 0	$ 0
Money Market Fund	$ 0	$ 0	$ 0
Municipal Money Market Fund	$ 0	$ 0	$ 0
U.S. Government Money Market Fund	$ 56,964	$ 75,245	$ 66,732
U.S. Government Select Money Market Fund	$ 0	$ 0	$ 0

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 and 191 North Wacker Drive, Chicago, Illinois 60606-1698, serves as counsel to the Trust.

Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606-4301, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

(1)	The Fund commenced operations on April 25, 2006.

(2)	The Fund commenced operations on February 27, 2007.

(3)	The Fund commenced operations on August 22, 2007.

Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Funds are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectuses, for the Emerging Markets Equity, High Yield Fixed Income and International Growth Equity Funds there will be a 2% redemption fee (including redemption by exchange) on shares of the Fund exchanged within 30 days of purchase.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a Business Day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Funds involved in the request are priced and will be processed on the next Business Day in the manner described above.

The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds’ Prospectuses from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Funds and their shareholders or the Transfer Agent.

RETIREMENT PLANS

Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

Except as set forth above and in this Additional Statement, each Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Administrator, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Funds’ shareholders and regulatory authorities; compensation and expenses of its Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

NTI and NTGIL as the Funds’ Investment Adviser intend to voluntarily reimburse a portion of the Funds’ expenses and/or reimburse all or portions of their advisory fees from the Funds during the current fiscal year. The result of these voluntary reimbursements, which may be modified or terminated at any time at their option, will be to increase the performance of the Funds during the periods for which the reimbursements are made.

For the fiscal years or periods indicated below, Northern Trust voluntarily reimbursed expenses for each of the Funds as follows:

	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Emerging Markets Equity Fund(1)	$ 0	$ 0	$ 0
Enhanced Large Cap Value Fund	$ 149,049	$ 108,441	$ 140,014
Growth Equity Fund	$ 452,413	$ 863,026	$ 1,021,755
Income Equity Fund	$ 861,778	$ 1,429,699	$ 885,481
International Growth Equity Fund	$ 841,908	$ 1,545,127	$ 1,730,488
Large Cap Value Fund	$ 420,338	$ 761,182	$ 913,181
Mid Cap Growth Fund	$ 344,396	$ 378,206	$ 410,676
Select Equity Fund	$ 347,697	$ 431,232	$ 502,131
Small Cap Growth Fund	$ 184,352	$ 162,080	$ 158,346
Small Cap Value Fund	$ 4,006,595	$ 3,234,039	$ 1,576,914
Technology Fund	$ 209,638	$ 226,183	$ 228,283
Arizona Tax-Exempt Fund	$ 160,745	$ 149,878	$ 137,170
Bond Index Fund(2)	$ 1,792,380	$ 768,062	$ 52,545
California Intermediate Tax-Exempt Fund	$ 215,682	$ 180,649	$ 151,006
California Tax-Exempt Fund	$ 204,555	$ 187,804	$ 168,246
Fixed Income Fund	$ 985,129	$ 1,013,449	$ 848,241
Global Fixed Income Fund	$ 184,308	$ 152,608	$ 142,991
High Yield Fixed Income Fund	$ 1,562,406	$ 1,840,975	$ 1,499,702
High Yield Municipal Fund	$ 376,505	$ 411,434	$ 338,272
Intermediate Tax-Exempt Fund	$ 802,631	$ 637,222	$ 559,221
Short-Intermediate Tax-Exempt Fund(3)	$ 339,959	$ 127,822	N/A
Short-Intermediate U.S. Government Fund	$ 462,943	$ 277,691	$ 193,760
Tax-Exempt Fund	$ 775,853	$ 640,312	$ 542,386
U.S. Government Fund	$ 227,355	$ 239,137	$ 236,296
California Municipal Money Market Fund	$ 2,311,578	$ 1,776,166	$ 1,562,376
Money Market Fund	$13,760,242	$14,364,355	$13,932,265
Municipal Money Market Fund	$10,846,599	$ 7,885,979	$ 7,623,590
U.S. Government Money Market Fund	$ 2,692,808	$ 1,393,514	$ 1,098,558
U.S. Government Select Money Market Fund	$ 5,165,420	$ 1,777,259	$ 1,457,623

PERFORMANCE INFORMATION

You may call 800-595-9111 to obtain the current 7-day yield and other performance information or visit northernfunds.com.

Performance reflects voluntary fee waivers and expense reimbursements, as previously discussed in this Additional Statement. If such voluntary fee waivers and expense reimbursements were not in place, a Fund’s performance would have been reduced.

The performance information in this section includes the reinvestment of dividends and distributions. Any fees imposed by Northern Trust or other Service Organizations on their customers in connection with investments in the Funds are not reflected in the Trust’s calculations of performance for the Funds.

MONEY MARKET FUNDS

The performance of the Money Market Funds may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other

(1)	The Fund commenced operations on April 25, 2006.

(2)	The Fund commenced operations on February 27, 2007.

(3)	The Fund commenced operations on August 22, 2007.

financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron’s, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a Fund.

From time to time, the Money Market Funds may advertise their “yields” and “effective yields” and the Municipal Money Market Fund and the California Municipal Money Market Fund may advertise their “tax-equivalent yields” and “tax-equivalent effective yields.” These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. “Yield” refers to the net investment income generated by an investment in the Fund over a seven-day period identified in the advertisement. This net investment income is then “annualized.” That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

In arriving at quotations as to “yield,” the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

“Effective yield” is calculated similarly but, when annualized, the net investment income earned by an investment in the Fund is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. The “effective yield” with respect to the shares of a Money Market Fund is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The “tax-equivalent yield” demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund’s tax-free yield. It is calculated by taking that portion of the seven-day “yield” that is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The “tax-equivalent current yield” will always be higher than the Fund’s yield.

“Tax-equivalent yield” is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used.

The “tax-equivalent effective yield” demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund’s tax-free effective yield. It is calculated by taking that portion of the seven-day “effective yield” that is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The “tax-equivalent effective yield” will always be higher than the Fund’s effective yield.

“Tax-equivalent effective yield” is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

Quotations of yield, effective yield, tax-equivalent yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their customers in connection with investments in the Funds are not reflected in the calculation of yields for the Funds.

The annualized yield of each Money Market Fund for the seven-day period ended March 31, 2009 was as follows:

	Yield	Effective Yield	Tax-Equivalent Yield	Tax-Equivalent Effective Yield
California Municipal Money Market Fund	0.07%	0.07%	0.12%	0.12%
Money Market Fund	0.34%	0.34%	N/A	N/A
Municipal Money Market Fund	0.25%	0.25%	0.38%	0.38%
U.S. Government Money Market Fund	0.01%	0.01%	N/A	N/A
U.S. Government Select Money Market Fund	0.01%	0.01%	N/A	N/A

The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See “Additional Trust Information – Investment Adviser, Transfer Agent and Custodian” and “Administrator and Distributor.” In the absence of such fee reductions and expense limitations, the annualized yield of each Fund for the same seven-day period would have been as follows:

	Yield	Effective Yield	Tax-Equivalent Yield	Tax-Equivalent Effective Yield
California Municipal Money Market Fund	-0.07%	0.07%	-0.21%	-0.12%
Money Market Fund	0.21%	0.21%	N/A	N/A
Municipal Money Market Fund	0.12%	0.12%	0.18%	0.18%
U.S. Government Money Market Fund	-0.14%	-0.14%	N/A	N/A
U.S. Government Select Money Market Fund	-0.14%	-0.14%	N/A	N/A

A Money Market Fund also may quote, from time to time, total return in accordance with SEC regulations. You may call 800-595-911 to obtain the current 7-day yield and other performance information or visit northernfunds.com.

EQUITY, FIXED INCOME AND TAX-EXEMPT FUNDS

The Equity, Fixed Income and Tax-Exempt Funds calculate their total returns for each class of shares separately on an “average annual total return” basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares also may be calculated on an “aggregate total return” basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Funds also may advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

Each Fund calculates its “average annual total return” for a class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value (“ERV”) of such investment according to the following formula:

P (1+T)n = ERV

Where:	P =	hypothetical initial payment of $1,000;
	T =	average annual total return;
	n =	period covered by the computation, expressed in terms of years; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.

Each Non-Money Market Fund may compute an “average annual total return-after taxes on distributions” for a class of shares by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ERV after taxes on distributions but not after taxes on redemption according to the following formula:

P (1+T)n = ATVD

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions);
	n =	number of years; and
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Each Non-Money Market Fund may compute an “average annual total return-after taxes on distributions and redemption” for a class of shares by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ERV after taxes on distributions and redemption according to the following formula:

P (1+T)n = ATVDR

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions and redemption);
	n =	number of years; and
	ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

Each Fund may compute an “aggregate total return” for a class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ERV of such investment. The formula for calculating aggregate total return is as follows:

T = [(ERV/P)] – 1

Where:	P =	hypothetical initial payment of $1,000;
	T =	aggregate total return; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods
(or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

The formula for calculating total return assumes that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The variable ERV in the formula is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

	For Periods Ended March 31, 2009
	Average Annual Total Returns				Aggregate Total Returns				Average Annual Total Returns-After Taxes on Distributions				Average Annual Total Returns-After Taxes on Distributions and Redemptions
	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception
Emerging Markets Equity Fund (04/25/2006 Inception) with fee waivers and expense reimbursements	(47.60)%	—%	—%	(11.30)%	(47.60)%	—%	—%	(29.63)%	(48.13)%	—%	—%	(11.90)%	(30.62)%	—%	—%	(9.51)%
without fee waivers and expense reimbursements	(47.60)	—	—	(11.30)	(47.60)	—	—	(29.63)	(48.13)	—	—	(11.90)	(30.62)	—	—	(9.51)
Enhanced Large Cap Fund (12/16/2005 Inception) with fee waivers and expense reimbursements	(38.50)	—	—	(12.76)	(38.50)	—	—	(36.16)	(38.79)	—	—	(13.50)	(24.74)	—	—	(10.56)
without fee waivers and expense reimbursements	(38.84)	—	—	(13.28)	(38.84)	—	—	(37.87)	(39.13)	—	—	(14.02)	(25.08)	—	—	(11.08)
Growth Equity Fund (04/01/1994 Inception) with fee waivers and expense reimbursements	(36.17)	(5.76)	(4.13)	—	(36.17)	(25.66)	(34.44)	—	(36.38)	(6.78)	(5.18)	—	(23.32)	(4.60)	(3.33)	—
without fee waivers and expense reimbursements	(36.37)	(5.96)	(4.37)	—	(36.37)	(26.68)	(36.87)	—	(36.58)	(6.98)	(5.42)	—	(23.52)	(4.80)	(3.57)	—
Income Equity Fund (04/01/1994 Inception) with fee waivers and expense reimbursements	(30.37)	(1.68)	2.11	—	(30.37)	(8.13)	23.17	—	(31.08)	(3.04)	0.36	—	(19.26)	(1.45)	1.23	—
without fee waivers and expense reimbursements	(30.65)	(1.97)	1.81	—	(30.65)	(9.56)	20.18	—	(31.36)	(3.33)	0.06	—	(19.54)	(1.74)	0.93	—
International Growth Equity Fund (04/01/1994 Inception) with fee waivers and expense reimbursements	(43.23)	(1.60)	(0.78)	—	(43.23)	(7.74)	(7.52)	—	(44.30)	(3.17)	(2.53)	—	(26.46)	(0.93)	(0.91)	—
without fee waivers and expense reimbursements	(43.37)	(1.77)	(1.03)	—	(43.37)	(8.60)	(9.97)	—	(44.44)	(3.34)	(2.78)	—	(26.60)	(1.10)	(1.16)	—

	For Periods Ended March 31, 2009
	Average Annual Total Returns				Aggregate Total Returns				Average Annual Total Returns-After Taxes on Distributions				Average Annual Total Returns-After Taxes on Distributions and Redemptions
	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception
Large Cap Value Fund (08/03/2000 Inception) with fee waivers and expense reimbursements	(37.16)%	(6.15)%	—%	(0.54)%	(37.16)%	(27.20)%	—%	(4.62)%	(37.48)%	(7.27)%	—%	(1.35)%	(23.64)%	(4.63)%	—%	(0.21)%
without fee waivers and expense reimbursements	(37.27)	(6.27)	—	(0.83)	(37.27)	(27.79)	—	(7.14)	(37.59)	(7.39)	—	(1.64)	(23.75)	(4.75)	—	(0.50)
Mid Cap Growth Fund (03/31/1998 Inception) with fee waivers and expense reimbursements	(34.70)	(3.34)	0.78	—	(34.70)	(15.64)	8.13	—	(34.70)	(3.34)	0.14	—	(22.55)	(2.81)	0.35	—
without fee waivers and expense reimbursements	(34.96)	(3.57)	0.52	—	(34.96)	(16.80)	5.51	—	(34.96)	(3.57)	(0.12)	—	(22.81)	(3.04)	0.09	—
Select Equity Fund (04/06/1994 Inception) with fee waivers and expense reimbursements	(37.19)	(5.22)	(3.44)	—	(37.19)	(23.51)	(29.57)	—	(37.26)	(5.28)	(3.95)	—	(24.10)	(4.35)	(2.91)	—
without fee waivers and expense reimbursements	(37.49)	(5.52)	(3.82)	—	(37.49)	(25.00)	(33.33)	—	(37.56)	(5.58)	(4.33)	—	(24.40)	(4.65)	(3.29)	—
Small Cap Growth Fund (09/30/1999 Inception) with fee waivers and expense reimbursements	(37.77)	(4.42)	—	(0.58)	(37.77)	(20.23)	—	(5.38)	(37.77)	(4.42)	—	(1.33)	(24.55)	(3.70)	—	(0.87)
without fee waivers and expense reimbursements	(38.23)	(4.73)	—	(0.82)	(38.23)	(21.79)	—	(7.70)	(38.23)	(4.73)	—	(1.53)	(25.01)	(4.01)	—	(1.11)

	For Periods Ended March 31, 2009
	Average Annual Total Returns				Aggregate Total Returns				Average Annual Total Returns-After Taxes on Distributions				Average Annual Total Returns-After Taxes on Distributions and Redemptions
	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception
Small Cap Value Fund (04/01/1994 Inception) with fee waivers and expense reimbursements	(35.51)%	(3.28)%	5.56%	—%	(35.51)%	(15.36)%	71.84%	—%	(35.66)%	(4.43)%	3.75%	—%	(22.95)%	(2.50)%	4.44%	—%
without fee waivers and expense reimbursements	(35.89)	(3.58)	5.18	—	(35.89)	(16.86)	68.05	—	(36.04)	(4.73)	3.37	—	(23.33)	(2.80)	4.06	—
Technology Fund (04/01/1996 Inception) with fee waivers and expense reimbursements	(29.22)	(5.94)	(5.83)	—	(29.22)	(26.39)	(45.13)	—	(29.22)	(5.94)	(7.33)	—	(18.99)	(4.95)	(4.69)	—
without fee waivers and expense reimbursements	(29.46)	(6.13)	(6.05)	—	(29.46)	(27.33)	(47.37)	—	(29.46)	(6.13)	(7.55)	—	(19.23)	(5.14)	(4.91)	—
Arizona Tax-Exempt Fund (10/01/1999 Inception) with fee waivers and expense reimbursements	3.17	2.70	—	4.65	3.17	14.26	—	54.00	3.17	2.58	—	4.47	3.47	2.84	—	4.51
without fee waivers and expense reimbursements	2.97	2.46	—	4.39	2.97	13.04	—	51.50	2.97	2.34	—	4.21	3.27	2.60	—	4.25
Bond Index Fund (02/27/2007 Inception) with fee waivers and expense reimbursements	3.24	—	—	5.24	3.24	—	—	11.26	1.75	—	—	3.62	2.08	—	—	3.52
without fee waivers and expense reimbursements	3.05	—	—	4.81	3.05	—	—	10.36	1.56	—	—	3.19	1.89	—	—	3.09

	For Periods Ended March 31, 2009
	Average Annual Total Returns				Aggregate Total Returns				Average Annual Total Returns-After Taxes on Distributions				Average Annual Total Returns-After Taxes on Distributions and Redemptions
	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception
California Intermediate Tax-Exempt Fund (10/01/1999 Inception) with fee waivers and expense reimbursements	1.88%	2.22%	—%	4.02%	1.88%	11.61%	—%	45.44%	1.88%	2.18%	—%	3.88%	2.41%	2.41%	—%	3.93%
without fee waivers and expense reimbursements	1.75	2.03	—	3.79	1.75	10.67	—	43.30	1.75	1.99	—	3.65	2.28	2.22	—	3.70
California Tax-Exempt Fund (04/08/1997 Inception) with fee waivers and expense reimbursements	1.07	2.56	4.14	—	1.07	13.45	50.09	—	1.06	2.43	3.96	—	2.14	2.74	4.07	—
without fee waivers and expense reimbursements	0.92	2.38	3.93	—	0.92	12.55	48.02	—	0.91	2.25	3.75	—	1.99	2.56	3.86	—
Fixed Income Fund (04/01/1994 Inception) with fee waivers and expense reimbursements	2.68	3.20	4.58	—	2.68	17.06	56.52	—	1.44	1.68	2.75	—	1.72	1.84	2.80	—
without fee waivers and expense reimbursements	2.59	3.11	4.46	—	2.59	16.59	55.34	—	1.35	1.59	2.63	—	1.63	1.75	2.68	—

	Average Annual Total Returns				Aggregate Total Returns				Average Annual Total Returns-After Taxes on Distributions				Average Annual Total Returns-After Taxes on Distributions and Redemptions
	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception
Global Fixed Income Fund (04/01/1994 Inception) with fee waivers and expense reimbursements	(3.27)%	3.73%	4.43%	—%	(3.27)%	20.09%	54.20%	—%	(4.90)%	2.36%	3.12%	—%	(2.07)%	2.39%	3.01%	—%
without fee waivers and expense reimbursements	(3.51)	3.38	3.99	—	(3.51)	18.35	49.83	—	(5.14)	2.01	2.68	—	(2.31)	2.04	2.57	—
High Yield Fixed Income Fund (12/31/1998 Inception) with fee waivers and expense reimbursements	(11.88)	0.70	3.02	—	(11.88)	3.57	34.59	—	(14.51)	(1.90)	(0.10)	—	(7.66)	(0.79)	0.73	—
without fee waivers and expense reimbursements	(11.99)	0.59	2.88	—	(11.99)	3.00	33.16	—	(14.62)	(2.01)	(0.24)	—	(7.77)	(0.90)	0.59	—
High Yield Municipal Fund (12/31/1998 Inception) with fee waivers and expense reimbursements	(14.29)	(1.14)	1.55	—	(14.29)	(5.56)	16.59	—	(14.29)	(1.14)	1.55	—	(7.61)	(0.19)	2.07	—
without fee waivers and expense reimbursements	(14.40)	(1.30)	1.27	—	(14.40)	(6.34)	13.74	—	(14.40)	(1.30)	1.27	—	(7.72)	(0.35)	1.79	—
Intermediate Tax-Exempt Fund (04/01/1994 Inception) with fee waivers and expense reimbursements	3.02	2.83	4.01	—	3.02	14.98	48.19	—	3.02	2.72	3.74	—	3.19	2.87	3.79	—
without fee waivers and expense reimbursements	2.93	2.71	3.85	—	2.93	14.39	46.62	—	2.93	2.60	3.58	—	3.10	2.75	3.63	—
Short-Intermediate Tax-Exempt Fund (08/22/2007 Inception) with fee waivers and expense reimbursements	4.31	—	—	4.97	4.31	—	—	8.11	4.31	—	—	4.96	3.74	—	—	4.65
without fee waivers and expense reimbursements	4.21	—	—	4.79	4.21	—	—	7.82	4.21	—	—	4.78	3.64	—	—	4.47

	For Periods Ended March 31, 2009
	Average Annual Total Returns				Aggregate Total Returns				Average Annual Total Returns-After Taxes on Distributions				Average Annual Total Returns-After Taxes on Distributions and Redemptions
	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception	1 Year	5 Years	10 Years	Since Inception
Short-Intermediate U.S. Government Fund (10/01/1999 Inception) with fee waivers and expense reimbursements	4.89%	3.51%	—%	4.63%	4.89%	18.81%	—%	53.74%	4.02%	2.37%	—%	3.17%	3.17%	2.32%	—%	3.07%
without fee waivers and expense reimbursements	4.79	3.38	—	4.44	4.79	18.17	—	51.97	3.92	2.24	—	2.98	3.07	2.19	—	2.88
Tax-Exempt Fund (04/01/1994 Inception) with fee waivers and expense reimbursements	2.73	2.92	4.29	—	2.73	15.50	52.26	—	2.73	2.62	4.04	—	3.17	2.87	4.12	—
without fee waivers and expense reimbursements	2.63	2.80	4.13	—	2.63	14.88	50.64	—	2.63	2.50	3.88	—	3.07	2.75	3.96	—
U.S. Government Fund (04/01/1994 Inception) with fee waivers and expense reimbursements	6.26	3.97	5.06	—	6.26	21.48	63.75	—	5.40	2.74	3.43	—	4.05	2.65	3.35	—
without fee waivers and expense reimbursements	6.09	3.81	4.91	—	6.09	20.70	62.20	—	5.23	2.58	3.28	—	3.88	2.49	3.20	—

The yield of a Non-Money Market Fund is computed based on the Fund’s net income during a specified 30-day (or one month) period which will be identified in connection with the particular yield quotation. More specifically, the Fund’s yield is computed by dividing the per share net income during a 30-day (or one month) period by the NAV per share on the last day of the period and annualizing the result on a semiannual basis.

A Non-Money Market Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:

Yield = 2[{(a-b/cd) + 1}6 - 1]

Where:	a = dividends and interest earned during the period;

b = expenses accrued for the period (net of reimbursements);

c = average daily number of shares outstanding during the
period entitled to receive dividends; and

d = NAV per share on the last day of the period.

Based on the foregoing calculations, the Funds’ yields for the 30-day period ended March 31, 2009, were as follows:

	After Reimbursements	Before Reimbursements
Income Equity Fund	5.84%	5.61%
Arizona Tax-Exempt Fund	3.85%	3.59%
Bond Index Fund	3.74%	3.23%
California Intermediate Tax-Exempt Fund	3.47%	3.29%
California Tax-Exempt Fund	4.46%	4.29%
Fixed Income Fund	3.48%	3.39%
Global Fixed Income Fund	1.26%	0.80%
High Yield Fixed Income Fund	11.07%	10.97%
High Yield Municipal Fund	6.73%	6.60%
Intermediate Tax-Exempt Fund	3.43%	3.33%
Short-Intermediate Tax-Exempt Fund	2.25%	2.06%
Short-Intermediate U.S. Government Fund	0.82%	0.67%
Tax-Exempt Fund	3.86%	3.75%
U.S. Government Fund	1.20%	1.04%

A Non-Money Market Fund’s “tax-equivalent” yield is computed by: (i) dividing the portion of the Fund’s yield (calculated as above) that is exempt from income tax by one minus a stated income tax rate; and (ii) adding the quotient to that portion, if any, of the Fund’s yield that is not exempt from income tax. For the 30-day period ended March 31, 2009, and using a federal income tax rate of 38% for the Arizona Tax-Exempt Fund, 35% for the High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt and Tax-Exempt Funds and 41% for the California Intermediate Tax-Exempt and California Tax-Exempt Funds, the 30-day tax-equivalent yields were as follows:

	After Reimbursements	Before Reimbursements
Arizona Tax-Exempt Fund	6.21%	5.79%
California Intermediate Tax-Exempt Fund	5.89%	5.58%
California Tax-Exempt Fund	7.57%	7.28%
High Yield Municipal Fund	10.35%	10.15%
Intermediate Tax-Exempt Fund	5.28%	5.12%
Short-Intermediate Tax-Exempt Fund	3.47%	3.17%
Tax-Exempt Fund	5.94%	5.77%

GENERAL INFORMATION

Each Fund’s performance will fluctuate, unlike bank deposits or other investments that pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining performance.

The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Inc. or to the S&P 500 Index, the S&P MidCap 400® Index, the Russell 2000 or 1000® Index, the Consumer Price Index or the Dow Jones Industrial Average. In addition, performance of the U.S. Government Fund may be compared to the Barclays Capital Intermediate U.S. Government Index. Performance of the Short-Intermediate U.S. Government Fund may be compared to the Barclays Capital 1-5 Year U.S. Government Index. Performance of the Intermediate Tax-Exempt Fund may be compared to the Barclays Capital Intermediate Municipal Bond Index. Performance of the Short-Intermediate Tax-Exempt Fund may be compared to the Barclays Capital 1-5 Year Blend Municipal Bond Index. Performance of the California Intermediate Tax-Exempt Fund may be compared to the Barclays Capital California Intermediate Municipal Bond Index. Performance of the Fixed Income Fund may be compared to the Barclays Capital U.S. Aggregate Index. Performance of the Tax-Exempt Fund may be compared to the Barclays Capital Municipal Bond Index. Performance of the Arizona Tax-Exempt Fund may be compared to the Barclays Capital Arizona Municipal Bond Index. Performance of the Bond Index Fund may be compared to the Barclays Capital U.S. Aggregate Index. Performance of the California Tax-Exempt Fund may be compared to the Barclays Capital California Municipal Bond Index. Performance of the Global Fixed Income Fund may be compared to the J.P. Morgan Government Bond Index Global. Performance of the High Yield Municipal Fund may be compared to the Barclays Capital Municipal Bond 65-35 Investment Grade/High Yield Index. Performance of the High Yield Fixed Income Fund may be compared to the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. Performance of the Emerging Markets Equity Fund may be compared to the MSCI Emerging Markets Index. Performance of the Enhanced Large Cap Fund may be compared to the S&P 500 Index. Performance of the Income Equity Fund may be compared to the Merrill Lynch All U.S. Convertibles Index. Performance of the International Growth Equity Fund may be compared to the MSCI EAFE Index. Performance of the Technology Fund may be compared to the NYSE Arca Tech 100 Index and any other comparable technology index. Performance of the Large Cap Value Fund may be compared to the Russell 1000 Value Index. Performance of the Mid Cap Growth Fund may be compared to the Russell Midcap

Growth Index. Performance of the Select Equity Fund may be compared to the Russell 1000 Growth Index. Performance of the Small Cap Growth Fund may be compared to the Russell 2000 Growth Index. Performance of the Small Cap Value Fund may be compared to the Russell 2000 Value Index. Performance of the Growth Equity Fund may be compared to the S&P 500 or the Barclays Capital U.S. Aggregate Index. Performance data as reported in national financial publications such as Money, Forbes, Barron’s, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a Fund. From time to time, the Funds also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

Ibbotson Associates , Inc. of Chicago, Illinois (“Ibbotson”), a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds also may compare performance to that of other compilations or indices that may be developed and made available in the future.

The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Investment Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials also may include discussions of other funds, investment products, and services.

The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

NET ASSET VALUE

As stated in the Prospectus for the Money Market Funds, each Money Market Fund seeks to maintain a NAV of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the Fund sold the instrument. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Trust’s Board of Trustees, in supervising the Trust’s operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Funds’ investment objectives, to stabilize the NAV of each Money Market Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees’ procedures include periodic monitoring of the difference (the “Market Value Difference”) between the amortized cost value per share and the NAV per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Money Market Fund exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a NAV per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Fund, the number of outstanding shares might be reduced in order to maintain a NAV per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Fund’s capital the necessary shares to restore such NAV per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Fund.

Rule 2a-7 requires that each Money Market Fund limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are “Eligible Securities” as defined by the SEC and described in the Prospectuses. The Rule also requires that each Money Market Fund maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable NAV per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days, (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Money Market Fund to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

With respect to the Non-Money Market Funds, securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open-end investment companies are valued at NAV. Shares of exchange-traded funds are valued at their closing price on the exchange or system on which such securities are principally traded. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Fund’s official closing NAV. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, each Fixed Income and Money Market Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next business day. For instance, if a pricing error is discovered that impacts the Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Investment Adviser is not required to calculate the NAV of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL - GENERAL INFORMATION

Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

As of March 31, 2009, the following Funds had capital loss carry forwards approximating the amount indicated for federal tax purposes:

Fund	Expiring March 31, 2010 (000s)	Expiring March 31, 2011 (000s)		Expiring March 31, 2012 (000s)	Expiring March 31, 2013 (000s)	Expiring March 31, 2014 (000s)	Expiring March 31, 2015 (000s)	Expiring March 31, 2016 (000s)	Expiring March 31, 2017 (000s)
Emerging Markets Equity	—	—		—	—	—	—	—	$21,905
Enhanced Large Cap	—	—		—	—	—	—	—	$13,785
Growth Equity	—	—		—	—	—	—	—	$18,316
Income Equity	—	—		—	—	—	—	—	$362
International Growth Equity	—	$62,271	*	—	—	—	—	—	$13,514
Large Cap Value	—	—		—	—	—	—	—	$67,102
Mid Cap Growth	$11,409	$43,006		—	—	—	—	—	$23,156
Select Equity	—	$65,252		—	—	—	—	—	$12,709
Small Cap Growth	$129,320	$28,257		—	—	—	—	—	$6,219
Small Cap Value	—	—		—	—	—	—	—	$26,641
Technology	$606,810	$295,340	*	$21,097	—	—	—	—	$6,315
Arizona Tax-Exempt	—	—		—	—	—	—	$174	$109
California Intermediate Tax-Exempt	—	—		—	—	—	—	$396	$974
California Tax-Exempt	—	—		—	—	—	—	$123	$278
Fixed Income	—	—		—	—	$2,863	$5,200	$6,244	$9,100
High Yield Fixed Income	—	$23,434		—	—	$3,599	—	$5,500	$236,214
High Yield Municipal	$535	$107		—	$513	$184	$358	$2,584	$13,307
Intermediate Tax-Exempt	—	—		—	—	—	—	$1,004	$5,576
Tax-Exempt	—	—		—	—	—	—	$2,921	$13,162
Municipal Money Market	—	—		—	—	—	—	—	$47
U.S. Government Money Market	—	—		—	—	—	—	—	$3

*	Amounts include acquired capital loss carry forwards, which may be limited under current tax laws, expiring in varying amounts through March 31, 2011.

FEDERAL - TAX-EXEMPT INFORMATION

As described in the Prospectuses, the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Tax-Exempt, California Municipal Money Market and Municipal Money Market Funds (collectively referred to in this section as the “Funds” or the “Tax-Exempt Funds”) are designed to provide investors with federally tax-exempt interest income. The Tax-Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Tax-exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Tax-Exempt Funds’ dividends being tax-exempt. In addition, the Tax-Exempt Funds may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

In order for the Tax-Exempt Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the total assets of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Tax-Exempt Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund’s taxable year. But the aggregate amount of dividends so designated by a Tax-Exempt Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Tax-Exempt Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

In purchasing tax-exempt obligations, the Tax-Exempt Funds intend to rely on opinions of bond counsel or counsel to the issuers of the tax-exempt obligations as to the excludability of interest on those obligations from gross income for federal income tax purposes. The Tax-Exempt Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax-Exempt Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Corporate taxpayers will be required to take into account all exempt-interest dividends from the Tax-Exempt Funds in determining certain adjustments for alternative minimum tax purposes.

The Tax-Exempt Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Tax-Exempt Funds. The Tax-Exempt Funds are required to report to the Internal Revenue Service the amount of exempt interest dividends paid to a shareholder.

STATE AND LOCAL TAXES

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA FUNDS

Assuming each of the California Funds qualifies as a regulated investment company, it will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. Each of the California Funds may be taxed on its undistributed taxable income. If for any year one of the California Funds does not qualify as a regulated investment company, all of that Fund’s taxable income (including interest income on California municipal instruments for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California (“California municipal instruments”) then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as “California exempt-interest dividends”). “Series” of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is defined as a series of stock of the company. Each of the California Funds intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If one of the California Funds fails to so qualify, no part of that Fund’s dividends to shareholders will be exempt from the California state personal income tax. Each of the California Funds may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

Within 60 days after the close of its taxable year, each of the California Funds will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year, which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California municipal instruments over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year, which qualifies as California exempt-interest dividends, will be the same for all shareholders receiving dividends from the Fund with respect to such year.

In cases where shareholders are “substantial users” or “related persons” with respect to California municipal instruments held by one of the California Funds, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to “substantial users” are applicable for California state tax purposes. See “Federal - Tax-Exempt Information” above.

To the extent any dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and generally will be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes, but at rates that are the same as the California rates for ordinary income. See “Federal - General Information” above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of one of the California Funds is not deductible for California state personal income tax purposes if that Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

In addition, any loss realized by a shareholder of the California Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Fund may be disallowed under the “wash sale” rules.

California may tax income derived from repurchase agreements involving federal obligations because such income represents a premium paid at the time the government obligations are repurchased rather than interest paid by the issuer of the obligations.

The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of a Fund’s dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in one of the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE ARIZONA TAX-EXEMPT FUND

Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to obligations of the State of Arizona or its political subdivisions thereof. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, generally will not be exempt from Arizona income tax.

There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

FOREIGN TAXES

The Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. It is anticipated that the Emerging Markets Equity Fund, International Growth Equity Fund and Global Fixed Income Fund will generally be eligible to make this election. If these Funds make this election, the amount of such foreign taxes paid by the Funds will be included in their shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. A Fund that is not eligible or chooses not to make this election will be entitled to deduct such taxes in computing the amounts it is required to distribute.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS, REITS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts and options, that may be engaged in by a Fund, and investments in REITs and passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust’s forty-three existing series, which represent interests in the Trust’s forty-four respective portfolios, twenty-nine of which are discussed in this Additional Statement.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.

Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, which represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “About Your Account” in the Prospectuses. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectuses are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds of the Trust normally are allocated in proportion to the NAV of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Each Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

Subject to the rights of the Trustees with respect to the Funds, the Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

Subject to the rights of the Trustees with respect to the Funds, the Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board of Trustees of the Trust may not, without the affirmative vote of the holders of a majority of the outstanding shares of the applicable Funds, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Funds’ Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

As of July 1, 2009, TNTC and its affiliates held of record substantially all of the outstanding shares of the Non-Money Market Funds as agent, custodian, trustee or investment adviser on behalf of their customers. As of July 1, 2009, the names and share ownership of the entities or individuals which held of record or beneficially more than 5% of the outstanding shares of any Fund were as follows:

	Number of Shares	% of Fund
Bond Index Fund
AMERICAN COLLEGE OF SURGEONS	7,331,963.51	5.2%
Enhanced Large Cap Fund
DAVID GRAINGER TRUST	851,699.53	22.1%
Growth Equity Fund
NATIONAL FINANCIAL SERVICES	1,789,721.15	11.3%
Income Equity Fund
CHARLES SCHWAB AND CO., INC.	7,316,437.12	27.1%
NATIONAL FINANCIAL SERVICES	2,751,536.91	10.2%

	Number of Shares	% of Fund
International Growth Equity Fund
NATIONAL FINANCIAL SERVICES	2,159,337.03	5.3%
Large Cap Value Fund
NATIONAL FINANCIAL SERVICES	6,334,897.03	19.3%
Mid Cap Growth Fund
NATIONAL FINANCIAL SERVICES	600,734.77	6.6%
Select Equity Fund
NATIONAL FINANCIAL SERVICES	741,092.54	15.0%
CHARLES SCHWAB AND CO., INC.	277,301.42	5.6%
Small Cap Growth Fund
CHARLES SCHWAB AND CO., INC.	554,934.10	15.1%
NATIONAL FINANCIAL SERVICES	280,205.41	7.6%
Small Cap Value Fund
CHARLES SCHWAB AND CO., INC.	38,655,754.85	36.8%
NATIONAL FINANCIAL SERVICES	33,119,714.68	31.6%
Technology Fund
CHARLES SCHWAB AND CO., INC.	891,085.24	12.1%
NATIONAL FINANCIAL SERVICES	791,813.53	10.8%
Global Fixed Income Fund
NATIONAL FINANCIAL SERVICES	586,355.67	9.1%
CHARLES SCHWAB AND CO., INC.	441,484.62	6.8%
High Yield Fixed Income Fund
NATIONAL FINANCIAL SERVICES	20,701,276.37	6.5%
U.S. Government Fund
NATIONAL FINANCIAL SERVICES	867,635.23	6.9%
California Tax-Exempt Fund
CHARLES SCHWAB AND CO., INC.	965,247.52	7.1%
JULI PLANT GRAINGER TRUST	384,240.26	9.9%
SNYDER INVESTMENT HOLDINGS	362,525.07	9.4%
NATIONAL FINANCIAL SERVICES	224,398.98	5.8%
Intermediate Tax-Exempt Fund
NATIONAL FINANCIAL SERVICES	13,590,272.71	10.8%
California Municipal Money Market Fund
NTB FL M & I SWEEP ACCOUNT	164,114,156.27	14.5%

	Number of Shares	% of Fund
Money Market Fund
NATIONAL FINANCIAL SERVICES	1,358,872,619.34	15.1%
NTB FL M&I SWEEP ACCOUNT	1,031,023,195.54	11.4%
Municipal Money Market Fund
NATIONAL FINANCIAL SERVICES	503,513,304.84	5.4%
U.S. Government Money Market Fund
NTB FL M & I SWEEP ACCOUNT	170,844,941.88	8.5%
NTB IL M&I SWEEP ACCOUNT	149,008,712.53	7.4%
NATIONAL FINANCIAL SERVICES	123,050,113.90	6.1%
U.S. Government Select Money Market Fund
NTB FL M & I SWEEP ACCOUNT	536,155,867.63	12.1%
NATIONAL FINANCIAL SERVICES	478,815,407.03	10.8%

To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed a “control person” of that Fund for purposes of the 1940 Act.

As of July 1, 2009, TNTC and its affiliates possessed sole or shared voting or investment power for their customer accounts with respect to more than 50% of the outstanding shares of Northern Funds in the aggregate, with the exception of the five Money Market Funds, Enhanced Large Cap Fund, Growth Equity Fund, Income Equity Fund, Select Equity Fund, Small Cap Value Fund and Technology Fund. As of the same date, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.

FINANCIAL STATEMENTS

The audited financial statements and related reports of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2009 (the “Annual Report”) are hereby incorporated by reference herein. No other parts of the Annual Report, including without limitation, “Management’s Discussion of Fund Performance,” are incorporated by reference herein. Copies of the Trust’s Semiannual Reports and Annual Reports may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 (toll-free).

OTHER INFORMATION

The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust’s Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on the SEC’s Web site at sec.gov.

Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“D” – Default. Indicates a default of a specific short-term obligation.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. The “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments may have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit or default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit or default risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit or default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit or default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit or default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that substantial credit or material default risk is present.

“CCC,” “CC” and “C” – A “CCC” rating indicates substantial credit risk, with default a real possibility. A “CC” rating indicates very high levels of credit risk. Default of some kind appears probable. “C” ratings signal exceptionally high levels of credit risk. Default is imminent or inevitable.

“D” – Indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligations.

Defaulted corporate finance obligations typically are not assigned “D” ratings, but are instead rated in the “B” or “C” ratings categories, depending upon their recovery prospects and other relevant characteristics.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” –Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases,

DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions. Nor is it a comment regarding an issue’s market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B

As stated in the Prospectuses, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, by using futures contracts.

Interest rate future contracts can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S.

Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100® Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Funds may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

Index futures and security futures can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

The Funds may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Funds is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the NFA nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

The Funds intend to comply with the regulations of the CFTC exempting them from registration as a “Commodity Pool Operator.” The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.